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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AEROGEN, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Aerogen, Inc.
2071 Stierlin Court, Suite 100
Mountain View, CA 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 10, 2004 AT 2:00 P.M.

To the Stockholders of Aerogen, Inc.:

        NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Aerogen, Inc. (the "Company") will be held at the Company's offices at 2071 Stierlin Court, Suite 100, Mountain View, California 94043, on Monday, May 10, 2004, at 2:00 p.m., local time, for the following purposes:

  1.
  To approve the second closing of the Company's Series A-1 Preferred Stock financing, including the issuance of shares of the Company's Series A-1 Preferred Stock and the issuance of warrants to purchase shares of the Company's Common Stock;

  2.
  To conduct the annual election of directors prescribed by the Company's Amended and Restated Certificate of Incorporation by electing two Class I directors to hold office for a term ending at the 2007 Annual Meeting of Stockholders or until their successors are elected and have qualified;

  3.
  To approve an amendment to the Company's 2000 Equity Incentive Plan, as amended, to (i) increase the authorized number of shares of the Company's Common Stock authorized for issuance under the plan by 4,515,309 shares; and (ii) adjust the automatic increase provision of the plan to provide for a maximum automatic annual increase of 2,500,000 shares;

  4.
  To approve an amendment to the Company's 2000 Employee Stock Purchase Plan, as amended, to (i) increase the authorized number of shares of the Company's Common Stock authorized for issuance under the plan by 1,589,752 shares; and (ii) adjust the automatic increase provision of the plan to provide for a maximum automatic annual increase of 400,000 shares;

  5.
  To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

  6.
  To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors of the Company has fixed the close of business on April 15, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,
/s/ Robert S. Breuil
Robert S. Breuil Secretary

Mountain View, California
April 19, 2004

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

Aerogen, Inc.
2071 Stierlin Court, Suite 100
Mountain View, CA 94043

PROXY STATEMENT
FOR AN ANNUAL MEETING OF STOCKHOLDERS

April 19, 2004

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Aerogen, Inc. (sometimes referred to herein as the "Company" or "Aerogen") is soliciting your proxy to vote at the Annual Meeting of Stockholders. You are invited to attend the annual meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

        The Company intends to mail this proxy statement and accompanying proxy card on or about April 19, 2004 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on April 15, 2004 will be entitled to vote at the Annual Meeting. On this record date, there were 4,783,695 shares of Common Stock and 499,981 shares of Series A-1 Preferred Stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If, on April 15, 2004, your shares were registered directly in your name with Aerogen's transfer agent, Mellon Investor Services, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure that your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If, on April 15, 2004, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

        Each holder of record of the Company's Series A-1 Preferred Stock (the "Series A-1 Preferred") on April 15, 2004 will be entitled to notice of the Annual Meeting and ten votes for each share of Series A-1 Preferred held. Holders of the Series A-1 Preferred are not entitled to vote with respect to Proposal 1.

What am I voting on?

        There are five matters scheduled for a vote:

  1.
  Approve the second closing of the Company's Series A-1 Preferred Stock financing, including the sale and issuance of Series A-1 Preferred Stock and warrants to purchase shares of the Company's Common Stock;

  2.
  To conduct the annual election of directors by electing two Class I directors to hold office until the 2007 Annual Meeting of Stockholders;

  3.
  Proposed 4,515,309 share increase in the number of shares of common stock authorized for issuance under the Company's 2000 Equity Incentive Plan and adjustment to the automatic increase provision of the plan to provide for a maximum automatic annual increase of 2,500,000 shares;

  4.
  Proposed 1,589,752 share increase in the number of shares of common stock authorized for issuance under the Company's 2000 Employee Stock Purchase Plan and adjustment to the automatic increase provision of the plan to provide for a maximum automatic annual increase of 400,000 shares; and

  5.
  Ratification of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or "Abstain" from voting. Abstaining will have the same effect as a "No" vote. The procedures for voting are fairly simple:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Aerogen. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

        You have one vote for each share of common stock you own as of April 15, 2004. You have ten votes for each share of Series A-1 Preferred you own as of April 15, 2004.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: (i) "For" the approval of the second closing of the Series A-1 Preferred Stock financing of the Company, including the sale and issuance of Series A-1 Preferred and warrants to purchase the Company's Common Stock; (ii) "For" the election of the two nominees for director; (iii) "For" the increase in the number of shares of common stock authorized for issuance under the Company's 2000 Equity Incentive Plan; (iv) "For" the increase in the number of shares of common stock authorized for issuance under the Company's 2000 Employee Stock Purchase Plan; and (v) "For" the ratification of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees and Mellon Investor Services, LLC may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but Mellon Investor Services, LLC will be paid its customary fee of approximately $8,500 plus out-of-pocket expenses if it solicits proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, it is because your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to the Company's Secretary at 2071 Stierlin Court, Suite 100, Mountain View, CA 94043.

  •
  You may attend the special meeting and vote in person. Simply attending the meeting will not, however, by itself, revoke your proxy.

When are stockholder proposals due for next year's annual meeting?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by December 18, 2004, to the Secretary of the Company, 2071 Stierlin Court, Suite 100, Mountain View, CA 94043. If you wish to bring a matter before the stockholders at next year's annual meeting and you do not notify Aerogen, Inc. before March 5, 2005, the Company's management will have discretionary authority to vote all shares for which it has proxies in opposition to the matter.

Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

        If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

  •
  To be approved, Proposal No. 1, the proposed second closing of the Company's Series A-1 Preferred Stock financing, must receive a "For" vote from the majority of the shares present and entitled to vote either in person or by proxy held by stockholders who are not Investors in the Series A-1 Preferred Stock Financing. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  For the election of directors, the two nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 3, the proposed increase in the number of shares of common stock authorized for issuance under the Company's 2000 Equity Incentive Plan, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 4, the proposed increase in the number of shares of common stock authorized for issuance under the Company's 2000 Employee Stock Purchase Plan, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 5, the ratification of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if shares representing at least a majority of the outstanding voting power are represented by stockholders present at the meeting or by proxy. On the record date, shares representing a total of 9,783,505 votes were outstanding and entitled to vote. Thus shares representing at least 4,891,753 votes must be present by votes at the meeting or by proxy to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the special meeting?

        Preliminary voting results will be announced at the special meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the quarter ending June 30, 2004.

PROPOSAL 1
APPROVAL OF THE SECOND CLOSING OF
SERIES A-1 PREFERRED STOCK FINANCING

Introduction

        The following description of the principal terms of the transaction and the securities already issued and to be issued is a summary only. The complete text of each of the agreements relating to this transaction are filed as exhibits to the Company's Current Report on Form 8-K filed with the SEC on March 26, 2004.

        On March 11, 2004, the Company signed definitive documents for a $32.7 million equity financing (the "Financing") with Xmark Fund, L.P. and Xmark Fund, Ltd. (collectively, the "Lead Investor") and other investors. The Financing entails the sale and issuance, in two closings, of up to 1,142,067 shares of Series A-1 Preferred Stock (the "Series A-1 Preferred") initially convertible into approximately 11,420,670 shares of the Company's common stock, and warrants to purchase approximately 11,249,210 shares of common stock at an exercise price of $3.25 per share (the "Warrants").

        On March 23, 2004, the Company completed the first closing of the Financing, resulting in the sale and issuance of 499,981 shares of Series A-1 Preferred and warrants to purchase 4,999,810 shares of the Company's common stock, in exchange for gross proceeds of $14,999,430 (the "First Closing"). If the Company's stockholders approve this Proposal No. 1, we will issue an additional 642,086 shares of Series A-1 Preferred and Warrants to purchase 6,249,400 shares of common stock for anticipated gross proceeds of approximately $17.7 million in a second closing (the "Second Closing"), assuming the Second Closing occurs on May 10, 2004. The exact number of shares to be issued depends upon the date of the Second Closing because the outstanding principal and accrued interest on the secured convertible debentures held by SF Capital Partners, Ltd. ("SF Capital") and the Carpenter 1983 Family Trust UA ("Carpenter Trust") will be exchanged for shares of Series A-1 Preferred (and, in the case of SF Capital, Warrants) at the Second Closing. Excluding the SF Capital and Carpenter Trust debt exchange, we expect to issue 589,881 shares of Series A-1 Preferred and Warrants to purchase 5,898,810 shares of Common Stock at the Second Closing. The Company intends to use the proceeds of the First and Second Closings to fund general working capital requirements.

Reasons for the Financing

        The Company is in need of additional funds to continue as a going concern. The First Closing provided us with funds to continue operations through approximately April 2005. The additional funds anticipated to be received at the Second Closing will allow the Company to continue operations through approximately June 2006, while we continue to pursue new partnerships and expand upon our existing sources of revenue. The Second Closing is critical to our ability to maintain and grow our business and to sustain the confidence of our customers, business partners and employees.

Why We Need Stockholder Approval

        The Company's Common Stock is listed on The Nasdaq SmallCap Market and, as a result, we are subject to Nasdaq's rules. We are required to seek stockholder approval for the Second Closing to comply with Rule 4350 of the Nasdaq rules ("Nasdaq Rule 4350"). Nasdaq Rule 4350(i)(1)(D) requires stockholder approval prior to the issuance of securities under certain circumstances, including a transaction involving the sale and issuance of common stock at a price below the book value or market value of the issuer, where the amount of stock being issued is equal to 20% or more of the issuer's common stock outstanding before such issuance.

        The conversion price of the Series A-1 Preferred and the exercise price of the Warrants was approximately 100% and 108%, respectively, of the average closing trading price of the Company's Common Stock during the 30-day period ending on February 10, 2004. The conversion price of the

Series A-1 Preferred and the exercise price of the Warrants was approximately 92.6% and 100.3%, respectively, of the closing trading price of the Company's Common Stock on March 23, 2004. It cannot be determined whether or not the shares issuable upon conversion of the Series A-1 Preferred or upon exercise of the Warrants will be issued at less than the greater of book or market value of the Common Stock at the time of the Second Closing. Additionally, the Company is not receiving any additional consideration for the Warrants. Even if the exercise price of the Warrants and conversion price of the Series A-1 Preferred was determined to be at or above the greater of book or market value of the Common Stock at the time of the First or Second Closings, the price for such securities still is deemed by Nasdaq to be lower than book or market value since no additional consideration for the Warrants was or will be received by the Company. For the above reasons, stockholder approval under Rule 4350(i)(1)(D) is required.

        The issuance of the Preferred Stock and Warrants at the First Closing was subject to a waiver issued by Nasdaq under Rule 4350(i)(2). This rule provides that an exception to the stockholder approval requirements under Rule 4350(i) may be made upon application to Nasdaq when "the delay in securing stockholder approval would seriously jeopardize the financial viability of the enterprise," and "reliance by the company on this exception is expressly approved by the audit committee or a comparable body of the board of directors." Rule 4350(i)(2) further requires the mailing to all stockholders not later than ten days prior to the issuance of the subject securities alerting them to the Company's omission to seek stockholder approval that would otherwise be required and indicating that the Company's Audit Committee has expressly approved the exception. Upon the Company's request, which was approved by the Company's Audit Committee, Nasdaq provided a waiver under Rule 4350(i)(2) for the First Closing. The Company provided the stockholder mailing required by Rule 4350(i)(2) on March 12, 2004. However, as a condition of the above waiver, stockholder approval is required as a condition to the Second Closing of the Financing. Such approval must be received from a majority of the votes cast by stockholders who are not participants in the Financing.

        The stockholders therefore are being asked to approve the issuance and sale by Aerogen of approximately 642,086 additional shares of Series A-1 Preferred, initially convertible into 6,420,860 shares of our common stock, and Warrants to purchase approximately 6,249,400 shares of our common stock, at the Second Closing. The number of shares actually issued will depend upon the date of the Second Closing due to the exchange of the outstanding principal and accrued interest on the secured convertible debentures held by SF Capital and the Carpenter Trust into Series A-1 Preferred and, in the case of SF Capital, into Warrants.

Description of the Securities to be Issued in the Financing

Series A-1 Preferred Stock

  Liquidation Rights

        In the event of any liquidation, dissolution or winding up of the Company, the holders of Series A-1 Preferred shall be entitled to receive $30.00 per share (as adjusted for any stock splits, dividends, combinations or other recapitalizations) (the "Series A-1 Stated Value") plus any unpaid dividends, on a pro rata basis, in preference to any distribution made to the Common Stock (the "Liquidation Preference"). Once the Liquidation Preference has been paid in full, any remaining proceeds shall be distributed ratably between the holders of the Series A-1 Preferred and Common Stock, with the holders of Series A-1 Preferred deemed to hold that number of shares of Common Stock into which the shares of Series A-1 Preferred are then convertible. The holders of a majority in interest of the Series A-1 Preferred including the Lead Investor (so long as it owns at least 80,000 shares of Series A-1 Preferred) (the "Requisite Holders"), may elect to treat an acquisition of the Company as a liquidation.

  Dividends

        Each holder of Series A-1 Preferred is entitled to receive cumulative dividends in preference to any dividend on the Common Stock at the rate of 6% of the Series A-1 Stated Value per share, paid quarterly in arrears on the first day of January, April, July and October in each year (the "Preferred Dividends"). The Preferred Dividends will be paid, at the Company's election, out of legally available funds or through the issuance of shares of Common Stock.

  Conversion; Anti-Dilution Protection

        The holder of any share or shares of Series A-1 Preferred shall have the right, at its option at any time, to convert any such shares of Series A-1 Preferred into such number of fully paid and nonassessable shares of Common Stock as is obtained by: (i) multiplying the number of shares of Series A-1 Preferred to be converted by the Series A-1 Stated Value and adding to such product the amount of any accrued but unpaid dividends with respect to such shares of Series A-1 Preferred to be converted; and (ii) dividing the result obtained pursuant to clause (i) above by the Series A-1 Conversion Price then in effect. The "Series A-1 Conversion Price" shall initially be $3.00.

        If the Company issues or sells any Common Stock, or is deemed to have issued or sold Common Stock by issuing or selling options or other convertible securities, for consideration per share less than the Series A-1 Conversion Price in effect immediately prior to the time of such issue or sale, then the then-existing Series A-1 Conversion Price shall be reduced to the lowest price per share at which any share of Common Stock was issued or sold or deemed to be issued or sold. However, the Company shall not be required to make any adjustment of the Series A-1 Conversion Price in the case of the following issuances of shares of Common Stock from and after March 23, 2004 (each an "Excluded Issuance"): (i) issuances upon the exercise of any options or convertible securities granted, issued and outstanding on March 23, 2004; (ii) issuances upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan, stock option plan or restricted stock plan of the Corporation in existence on March 23, 2004, so long as the issuance of such stock or options is approved by a majority of the independent members of the Board or a majority of the members of a committee of independent directors established for such purpose; (iii) issuances of securities as consideration for a merger or consolidation with, or purchase of assets from, a non-Affiliated third party or in connection with any strategic partnership or joint venture with a non-Affiliated third party with which the Company will enter into technology agreements (the primary purpose of any such action is not to raise equity capital); (iv) shares of Common Stock issuable upon conversion of Series A-1 Preferred or as payment-in-kind dividends on the Series A-1 Preferred; (v) shares of Common Stock issued or issuable as a result of any stock split, combination, dividend, distribution, reclassification, exchange or substitution for which an equitable adjustment is provided for; and (vi) shares of Common Stock issued (or issuable upon exercise, exchange or conversion of rights, options or warrants outstanding from time to time) which the Requisite Holders expressly elect in writing to treat as an Excluded Issuance.

        The conversion of Series A-1 Preferred into Common Stock is limited so that no share may be converted that would cause the holder of such share (or such stockholder's affiliates) to beneficially own more than 4.99% of the Company's then-outstanding Common Stock, provided that such stockholder may waive the provision upon 61 days' written notice to the Company.

  Voting Rights

        The holders of Series A-1 Preferred are entitled to vote together with the holders of Common Stock as a single class. Each share of Series A-1 Preferred shall have the number of votes equal to the number of shares of Common Stock into which such share of Series A-1 Preferred is convertible.

        As long as at least 200,000 shares of Series A-1 Preferred are outstanding, the consent of the Requisite Holders shall be required to take or agree to any of the following actions: (1) amend, alter or repeal any of the provisions of the Company's Amended and Restated Certificate of Incorporation, Bylaws or the Certificate of Designations, or in any way change the preferences, privileges, rights or powers with respect to the Series A-1 Preferred or reclassify any class of stock, including, without limitation, by way of merger or consolidation; (2) authorize, create, designate, issue or sell any (A) class or series of capital stock (including shares of treasury stock), (B) rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital stock or (C) any debt security which by its terms is convertible into or exchangeable for any capital stock or has any other equity feature or any security that is a combination of debt and equity, which capital stock, in each case, is senior to or pari passu with the Series A-1 Preferred; (3) increase the number of authorized shares of Series A-1 Preferred or authorize the issuance of or issue any shares of Series A-1 Preferred (other than in connection with the payment of Preferred Dividends); (4) increase or decrease the number of authorized shares of any class of capital stock of the Company; (5) agree to any restriction on the Company's ability to satisfy its obligations hereunder to holders of Series A-1 Preferred or the Company's ability to honor the exercise of any rights of the holders of Series A-1 Preferred; (6) declare or pay any dividend or make any distribution on shares of capital stock of the Company (except with respect to shares of Series A-1 Preferred), or redeem, purchase or otherwise acquire for value, or set apart money or other property for any mandatory purchase or analogous fund for the redemption, purchase or acquisition of any shares of capital stock of the Company (except with respect to the repurchase of shares of Common Stock held by employees, officers or directors of the Company, which has been approved by the Company's Board of Directors); (7) consummate an acquisition or enter into an agreement with respect to an acquisition; (8) materially change the nature or scope of the business of the Company to a business other than the manufacturing or formulation of devices or drugs for aerosol delivery; (9) consummate or agree to make any sale, transfer, assignment, pledge, lease, license or similar transaction by which the Company grants on an exclusive basis any rights to any of the Company's intellectual property other than intellectual property relating to the Company's insulin program or the licensing of any of the Company's intellectual property to a ventilator manufacturer for incorporation into such manufacturer's ventilator technology; (10) create, incur, assume or suffer to exist, any lien, charge or other encumbrance on any of its properties or assets, other than liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; or (11) agree to do any of the foregoing.

  Right of First Refusal

        In the event the Company desires to raise capital pursuant to any equity or debt financing transaction (other than pursuant to an Excluded Issuance) at any time prior to March 23, 2005 (a "Proposed Financing"), the Company shall, as long as at least two hundred thousand (200,000) shares of Series A-1 Preferred are outstanding (appropriately adjusted for any stock dividend, split, combination or other recapitalization), deliver to the then current holders of Series A-1 Preferred a comprehensive term sheet containing all of the significant business terms of the Proposed Financing (the "Proposed Financing Notice"). For a period of 30 days following receipt of the Proposed Financing Notice (the "Series A-1 Exercise Notice Period"), the holders of Series A-1 Preferred shall have the right to provide the entire Proposed Financing (but not less than the entire Proposed Financing) on the terms set forth in the Proposed Financing Notice, and each such holder shall have the right to purchase its pro rata share of the securities being issued and sold in the Proposed Financing, based on the aggregate Stated Value of the Series A-1 Preferred held by each such holder; provided, however, if any such holder shall decline to exercise these first refusal rights, then in determining the pro rata share of the other holders who are exercising their first refusal rights, the aggregate Stated Value of the Series A-1 Preferred held by each such declining holder shall be excluded from such determination, and each exercising holder shall have the right of over-subscription to the extent of the declining holder's or holders' (as the case may be) pro rata share.

Warrants

        The Warrants issued pursuant to the Financing are for the purchase of Common Stock, have a term of five years and have an exercise price of $3.25 per share, subject to proportional adjustment for stock splits, combinations, dividends and the like. The exercise price is also subject to the anti-dilution adjustment for certain issuances of securities below $3.00 per share, as described above regarding the Series A-1 Preferred. The exercisability of each Warrant is limited so that no Warrant may be exercised for a number of shares that would cause the holder or its affiliates to beneficially own more than 4.99% of the Company's then-outstanding Common Stock, provided that the holder of the Warrant may waive the provision upon 61 days' written notice to the Company. If after March 11, 2005, the price of the Company's Common Stock for each day during any 90 consecutive trading day period shall equal or exceed $7.00 per share, then upon written notice from the Company, the Warrants must be exercised to the fullest extent then permitted. The Warrants contain a cashless exercise feature, applicable only to forced exercise by the Company. The Common Stock underlying the Warrants are entitled to the benefits of the Registration Rights described below.

Registration Rights

        The Company has agreed to register for resale the shares underlying the Series A-1 Preferred and Warrants. The Company will prepare and file a registration statement on Form S-3 (the "Registration Statement") for the resale of the shares of Common Stock issuable upon conversion of the Series A-1 Preferred and exercise of the Warrants (the "Registrable Securities") within the earlier of 10 days after the Second Closing or 65 days after the First Closing. The Company has agreed to use its best efforts to cause the Registration Statement to become effective no later than the earlier to occur of (x) the 180th day immediately following March 11, 2004, (y) the 90th day immediately following the Second Closing Date, or (z) five (5) Business Days following the Company's receipt of a no-review letter from the SEC relating to the Registration Statement. The Company has agreed to make such filings as are necessary to keep the Registration Statement effective until all shares covered by the Registration Statement have been sold. The Company is entitled to suspend the effectiveness of each Registration Statement for no more than 15 consecutive days and no more than a total of 30 days in any 24 month period without the consent of the Requisite Holders. Upon the written demand of the Lead Investor, and upon any change in the Series A-1 Conversion Price or the number of Warrant Shares purchasable under the Warrants such that additional shares of Common Stock become issuable upon conversion of the outstanding Series A-1 Preferred or exercise of such Warrants, the Company shall prepare and file with the SEC, within 10 days, one or more Registration Statements covering the resale of such additional shares to the extent they are not at the time covered by an effective Registration Statement. The Company will pay all expenses associated with any Registration Statement.

        In the event that the Company fails to cause a Registration Statement to be timely filed or to be timely declared effected or remain effective (other than pursuant to the permissible suspension periods), it has agreed to pay each holder as liquidated damages an amount equal to 1.5% of the aggregate amount invested by such holder (the amount invested by a Holder shall include the purchase price of the Preferred Stock acquired by such holder and shall exclude any amount attributable to the Warrants acquired by such holder pursuant to the Purchase Agreement) for each 10-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed.

Board Rights

        Until the Lead Investor no longer owns at least 80,000 shares of Series A-1 Preferred (adjusted for any stock dividend, split, combination or the like), it shall have the right to designate two members to the Company's Board of Directors (the "Lead Investor Directors"). The Company shall use its best efforts to cause the Lead Investor Directors to be elected to the Company's Board of Directors. The Lead Investor shall have the right to remove or replace either of the Lead Investor Directors by giving notice to such Lead Investor Director and the Company, and the Company shall use its best efforts to effect the removal or replacement of any such Lead Investor Director.

Description of Common Stock

        The Company's authorized capital stock consists of 95,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share, with 1,572,585 shares designated Series A-1 Preferred, and 500,000 shares designated Series A Junior Participating Preferred Stock.

        As of March 25, 2004, there were 9,780,005 shares of Common Stock outstanding, assuming full conversion of all outstanding shares of Series A-1 Preferred Stock, held of record by 164 stockholders. In addition, as of March 25, 2004, there were 452,650 shares of Common Stock subject to outstanding options, 5,686,216 shares of Common Stock subject to outstanding warrants and up to 508,298 shares issuable upon conversion of the outstanding convertible debentures held by SF Capital and the Carpenter Trust. SF Capital and the Carpenter Trust have agreed to exchange these debentures and the accrued interest thereon into Series A-1 Preferred at the Second Closing. There are no outstanding shares of Series A Junior Participating Preferred Stock.

        Each share of Common Stock entitles its holder to one vote on all matters to be voted upon by stockholders. Holders of Common Stock may receive ratably any dividends that the Board of Directors may declare out of funds legally available for that purpose. In the event of the liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and any liquidation preference of any preferred stock. The Common Stock has no preemptive rights, conversion rights, subscription rights or redemption or sinking fund provisions. All outstanding shares of Common Stock are fully paid and non-assessable.

Other Warrants

        As of March 25, 2004, in addition to the Warrants issued at the First Closing, which are currently exercisable for 4,999,810 shares of common stock, there are warrants outstanding to purchase the following shares of Common Stock: (i) 271,429 shares at a per share exercise price of $1.75 expiring September 10, 2007, (ii) 328,515 shares at a per share exercise price of $3.044 expiring November 3, 2007, (iii) 82,129 shares at a per share exercise price of $3.044 per expiring January 26, 2008 and (iv) 4,333 shares at an exercise price of $15.00 expiring October 14, 2004.

Anti-Takeover Provisions

        Delaware Law.    The Company is subject to Section 203 of the Delaware General Corporation Law, which regulates acquisitions of some Delaware corporations. In general, Section 203 prohibits, with some exceptions, a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years following the date the person becomes an interested stockholder, unless:

  •
  the Board of Directors approved the business combination or the transaction in which the person became an interested stockholder prior to the date the person attained this status;

  •
  upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owned at least 85% of the Company's voting stock outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and shares held by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

  •
  on or subsequent to the date that the person became an interested stockholder, the Board of Directors approved the business combination and the stockholders, other than the interested stockholder, authorized the transaction at a special meeting of stockholders by the affirmative vote of at least 66.67% of the outstanding stock not owned by the interested stockholder.

Section 203 defines a "business combination" to include:

  •
  any merger or consolidation involving the Company and the interested stockholder;

  •
  any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the Company's assets;

  •
  in general, any transaction that results in the issuance or transfer by the Company of any of the Company's stock to the interested stockholder;

  •
  any transaction involving the corporation that has the effect of increasing the proportionate share of the Company's stock owned by the interested stock holders; or

  •
  the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the Company.

        In general, Section 203 defines an "interested stockholder" as any person who, together with the person's affiliates and associates, owns, or within three years prior to the determination of interested stockholder status did own, 15% or more of a corporation's voting stock.

Certificate of Incorporation and Bylaw Provisions

        The Company's certificate of incorporation and bylaws include a number of provisions that may have the effect of deterring hostile takeovers or delaying or preventing changes in control or management of the Company. First, the certificate of incorporation provides that all stockholder actions must be effected at a duly called meeting of holders and not by a consent in writing. Second, the bylaws provide that special meetings of the stockholders may be called only by the Company's chairman of the Board of Directors, the Company's chief executive officer, the Company's Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors, or holders of 50% or more of the Common Stock. Third, the certificate of incorporation provides that the Company's Board of Directors can issue shares of preferred stock. Fourth, the certificate of incorporation and the bylaws provide for a classified Board of Directors, in which approximately one-third of the directors would be elected each year. Consequently, any potential acquiror would need to successfully complete two proxy contests in order to take control of the Board of Directors. Finally, the bylaws establish procedures, including advance notice procedures with regard to the nomination of candidates for election as directors and stockholder proposals. These provisions of the Company's certificate of incorporation and bylaws could discourage potential acquisition proposals and could delay or prevent a change in control or management of the Company.

Termination of Rights Plan

        In connection with the Financing, the Board approved the amendment and termination of our Stockholder Rights Plan (the "Plan"). The Plan was terminated by an amendment that accelerated the expiration date of the Plan to March 19, 2004.

Consequence of Non-approval

        If the Company fails to obtain the required stockholder approval for the Second Closing, such failure will prevent the Second Closing and the receipt by the Company of approximately $17,696,430 in cash proceeds and also prevent the conversion into Series A-1 Preferred of approximately $1,566,164 of indebtedness. Our Company's Board of Directors has determined that the issuance of the Series A-1 Preferred and Warrants in the Second Closing will further the best interests of the Company.

Incorporation by Reference of the Company's Annual Report on Form 10-K

        Concurrently with this proxy statement, the Company is sending a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "Form 10-K") to its stockholders. This proxy statement incorporates by reference Items 7, 7A, 8, 9 and 9A of the Form 10-K, which contains important information about the Company and its financial condition that is not included in this proxy statement. A copy of the Form 10-K has also been filed with the SEC and may be accessed from the SEC's homepage (www.sec.gov).

Required Vote

        The affirmative vote of a majority of all of the votes present or represented and entitled to vote at the Annual Meeting, excluding for this purpose any votes held by Investors in the First Closing of the Financing, is required to ratify and approve the Second Closing and the issuance of the Series A-1 Preferred and Warrants pursuant thereto.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 1.

PROPOSAL 2
ELECTION OF DIRECTORS

        Aerogen's Amended and Restated Certificate of Incorporation provides for three classes of directors: Class I, Class II and Class III. Only one class of directors is elected by the stockholders at each annual election, and each director to serve for a three-year term. In accordance with the Amended and Restated Certificate of Incorporation, Class I directors are to be elected at the 2004 Annual Meeting of Stockholders, Class II directors are to be elected at the 2005 Annual Meeting of Stockholders, and Class III directors are to be elected at the 2006 annual meeting. The Board is currently composed of seven directors, and the term of two of these directors expires in 2004.

Nominees

        Two Class I directors are to be elected to the Board at the Annual Meeting, each to serve until the annual meeting of stockholders to be held in 2007 and until his or her successor has been elected and has qualified, or until his or her earlier death, resignation or removal. The nominees for election at the Annual Meeting are Dr. Phyllis I. Gardner and Philip M. Young. If any nominee is unable or unwilling to serve as a director, proxies may be voted for a substitute nominee designated by the present Board. The Board has no reason to believe that any nominee will be unable or unwilling to serve as a director if elected. Proxies received will be voted "FOR" the election of all nominees, unless marked to the contrary. Pursuant to applicable Delaware corporation law and assuming the presence of a quorum, two directors will be elected, from among those persons duly nominated for such positions, by a plurality of the votes actually cast by stockholders entitled to vote at the Annual Meeting who are present in person or by proxy. Thus, nominees who receive the first and second highest number of votes in favor of their election will be elected, regardless of the number of abstentions or broker non-votes.

        The following table provides the names and current ages of the nominees for election as directors and of each other director, and indicates the periods during which such persons have served as directors of Aerogen.

Name and Positions with Aerogen in Addition to Director	Age	Director Continuously Since
Nominees:
Class I Directors
Dr. Phyllis I. Gardner	53	2000
Philip H. Young	64	1994
Incumbents:
Class II Directors
Thomas R. Baruch	65	1994
Dr. Jane E. Shaw (Chairman and Chief Executive Officer)	65	1998
Class III Directors
Jean-Jacques Bienaimé	50	1999
Yehuda Ivri (Chief Technical Officer)	52	1991
Bernard Collins	55	2002

Business Experience of Directors

Nominees (Class I Directors)

        Phyllis I. Gardner, M.D., has served as a director of Aerogen since May 2000. Dr. Gardner is currently an Associate Professor of Medicine at Stanford University School of Medicine and has been with the university since 1984. Dr. Gardner was Vice President of Research and Principal Scientist of

ALZA Corporation and head of ALZA Technology Institute from 1996 to 1998. She was Principal Scientist and a consultant to ALZA from 1994 to 1996. Dr. Gardner received a B.S. in Biology from the University of Illinois and an M.D. from Harvard Medical School. Dr. Gardner also serves as a director of several privately held companies and is an adjunct partner of Essex Woodlands Health Ventures.

        Philip M. Young has served as a director of Aerogen since 1994. Mr. Young has been a General Partner with U.S. Venture Partners, a venture capital firm, since 1990. Mr. Young was a Managing Director of Dillon Read & Co., a financial services company, and Concord Partners, a venture capital firm managed by Dillon Read, from 1986 to 1990. Mr. Young was President and CEO of Oximetrix, Inc., a privately held manufacturer of high technology medical instruments and sterile disposable products, from 1977 to 1985. Mr. Young received a B.M.E. from Cornell University, an M.S. from George Washington University and an M.B.A. from Harvard Business School, where he was a Baker Scholar. Mr. Young also serves as a director of Zoran Corporation, a digital solutions provider, and several privately held companies.

Directors Continuing in Office

Class II Directors

        Thomas R. Baruch has served as a director of Aerogen since 1994. He has been a General Partner at CMEA Ventures, a venture capital firm (previously an affiliated fund of New Enterprise Associates), since 1988. Mr. Baruch was a special partner of New Enterprise Associates from 1990 to 1996. Mr. Baruch received a B.S. in Engineering from Rensselaer Polytechnic Institute and a J.D. from Capital University. Mr. Baruch serves as a director of Symyx Technologies, a technology research company, Physiometrix Inc., a medical products company, and Aclara Biosciences, Inc., a life sciences company.

        Jane E. Shaw, Ph.D. has served as Chairman of the Board of Directors and as the Company's Chief Executive Officer since 1998. Dr. Shaw was the founder of The Stable Network, a consulting company focusing on improving the productivity and profitability of biopharmaceutical companies, from 1994 to 1998. Dr. Shaw held various scientific and management positions with ALZA Corporation, a pharmaceutical company, from 1970 to 1994, most recently as President and Chief Operating Officer from 1987 to 1994. Dr. Shaw received a B.Sc. and Ph.D. in Physiology from Birmingham University in England. Dr. Shaw also serves as a director of Boise Cascade Corporation, an office, wood and paper products company, Intel Corporation, a semiconductor manufacturer, and McKesson Corporation, a healthcare supply management company.

Class III Directors

        Jean-Jacques Bienaimé has served as a director of Aerogen since 1999. Since November 2002, Mr. Bienaimé has been the President and Chief Executive Officer of Genencor International and Chairman of Genencor's Board of Directors since May 2003. Mr. Bienaimé has been President, Chief Executive Officer and a director of SangStat Medical Corporation, a biopharmaceutical company, since 1998, and Chairman of its Board of Directors since October 2000. Mr. Bienaimé held various positions at Rhône Poulenc Rorer Inc., a leading pharmaceutical company, from 1992 to 1998, most recently as Senior Vice President of Corporate Marketing and Business Development. Mr. Bienaimé is also on the Board of Directors of NeurogesX. Mr. Bienaimé received an M.B.A. from the Wharton School at the University of Pennsylvania and an undergraduate degree in economics from the Ecole Supérieure de Commerce de Paris.

        Yehuda Ivri founded Aerogen in 1991 and has served as a member of the Board of Directors since its inception. Mr. Ivri has served as Aerogen's Chief Technical Officer since 1996 and previously was

Chief Scientist and Vice President. Mr. Ivri received an M.S. in Mechanical Engineering from the Technion-Israel Institute of Technology.

        Bernard Collins joined the Board of Directors on March 12, 2002. Mr. Collins currently is a full time director of a number of life sciences companies. From 1994 to 2000, he was the Vice President, International Operations of Boston Scientific Corporation. Prior to that time he was a management consultant and held management positions in medical device/healthcare companies. Mr. Collins received a B.A. in Industrial Psychology from the National University of Cork.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE
NAMED NOMINEES.

Independence of The Board of Directors

        As required under the Nasdaq Stock Market ("Nasdaq") listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. The Board consults with the Company's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of the Nasdaq, as in effect time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the Company's directors except Jane Shaw and Yehuda Ivri, both of whom are officers of the Company, are independent directors within the meaning of the applicable Nasdaq listing standards.

Stockholder Communications With The Board Of Directors

        Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Nevertheless, during the upcoming year the Nominating and Corporate Governance Committee will give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to the Company's website.

Code Of Conduct

        We have adopted the Aerogen, Inc. Code of Business Conduct and Ethics (the "Code of Conduct") that applies to all of our officers, directors and employees. The Code of Conduct is available on our website at www.aerogen.com. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code to any of our executive officers or directors, we will promptly disclose the nature of the amendment or waiver on our website.

Information Regarding the Board of Directors and its Committees

        There were five meetings of the full Board during the fiscal year ended December 31, 2003. All of the directors attended at least 75% of the meetings of the Board and the committees on which he or she served, held during the period in which he or she served. There are no family relationships among any directors or executive officers of the Company. Directors currently receive no cash compensation from Aerogen for their services as members of the Board, or for attendance at Board or committee meetings. The Board has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee.

        The current members of the Compensation Committee are Mr. Bienaimé, Dr. Gardner and Mr. Young. The Compensation Committee, which met two times during 2003, approves all of the Company's compensation plans, including grants of stock options under Company's stock plans and the compensation arrangements for the Company's executives. All members of the Company's Compensation Committee are "independent" as (independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards).

        The current members of the Audit Committee are Messers. Collins, Young and Bienaimé. On March 25, 2004, Mr. Baruch resigned from the Audit Committee and Mr. Bienaimé was appointed to the Audit Committee. The Audit Committee, which met seven times during 2003, is responsible for assisting the Board in its responsibilities of overseeing the Company's financial affairs. In this capacity, the Audit Committee reviews the Company's consolidated financial statements and quarterly earnings with management and with the Company's independent accountants, and consults with the Company's independent accountants concerning their audit plan, the results of their audit, the appropriateness of accounting principles used by the Company, the adequacy of the Company's internal controls and the independence of the accountants. The duties of the Audit Committee are set forth in more detail in its report at page 18 of this Proxy Statement. All members of the Audit Committee are independent as independence is defined in Rule 4200(a)(14) of the NASD listing standards. The Audit Committee has adopted a written Audit Committee Charter that is attached as Appendix A to these proxy materials. The Board has determined that Jean-Jacques Bienaimé qualifies as an "audit committee financial expert," as defined in applicable SEC rules. The Board made an assessment of Mr. Bienaimé's level of knowledge and experience based on a number of factors, including his formal education and experience as the president and chief executive of a publicly-traded biotechnology company.

        The current members of the Nominating and Corporate Governance Committee are Mr. Baruch, Dr. Gardner and Mr. Collins. The Nominating and Corporate Governance Committee, which was created during March 2004, is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board candidates for election to the board of directors, making recommendations to the Board regarding the membership of the committees of the Board, and assessing the performance of management and the Board. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The charter of the Nominating and Corporate Governance Committee is available on our website at www.aerogen.com.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company's stockholders. However, the Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the committee will determine whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The committee will conduct appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, the Nominating and Corporate Governance Committee has not rejected a timely director nominee from a stockholder or stockholders holding more than 5% of our voting stock.

        The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 2071 Stierlin Court, Suite 100, Mountain View, California, 94043 at least 120 days prior to the anniversary date of the mailing of the Company's proxy statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company's stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

AUDIT COMMITTEE REPORT1

        The current members of the Audit Committee are Jean-Jacques Bienaimé, Bernard Collins and Philip M. Young. On March 25, 2004, Mr. Baruch resigned from the Audit Committee and Mr. Bienaimé was appointed to the Audit Committee. Each member of the Audit Committee is independent, as defined under the National Association of Securities Dealers' listing standards. The Audit Committee, which was first appointed by the Board in August 2000, operates under a written charter first adopted by the Board in August 2000 and amended in July 2002 and March 2004.

        The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibility by serving as an independent and objective party to monitor the Company's financial reporting process and internal control systems; reviewing and appraising the audit efforts of the Company's independent accountants and any internal auditing department; and providing an open avenue of communication among the independent accountants, management, the internal finance department and the Board.

        Management is responsible for the Company's internal controls and financial reporting process. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these activities.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors concerning the audited consolidated financial statements of the Company for the year ended December 31, 2003. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed the independence of PricewaterhouseCoopers LLP with that firm.

        Based on the Audit Committee's review and discussions described above, the Audit Committee recommended to the Board, and the Board approved, that the Company's audited consolidated financial statements for the year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also selected, subject to stockholder ratification, PricewaterhouseCoopers, LLP as the Company's independent auditors for the year ending December 31, 2004.

AUDIT COMMITTEE
Jean-Jacques Bienaimé
Bernard Collins
Philip M. Young

1
The material in this report is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of December 31, 2003.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)(2)(3)	477,180	$13.27	562,334
Equity compensation plans not approved by security holders	0	0	0
Total	477,180	$13.27	562,334

(1)
Consists of Aerogen's 2000 Equity Incentive Plan, 2000 Non-Employee Directors' Stock Option Plan, 2000 Employee Stock Purchase Plan, 1996 Amended and Restated Stock Plan and 1994 Amended and Restated Stock Plan.

(2)
The 2000 Equity Incentive Plan has a provision for increasing the number of shares available for the grant of options on an annual basis by a number of shares equal to the least of (i) 4.5% of the then outstanding shares of common stock on a fully diluted basis, (ii) 400,000 shares, or (iii) a lesser number of shares determined by Aerogen's Board of Directors.

(3)
The 2000 Employee Stock Purchase Plan has a provision for increasing the number of shares available for purchase under the plan on an annual basis by a number equal to the least of (i) 1.0% of the then outstanding shares of common stock on a fully diluted basis, (ii) 50,000 shares, or (iii) a lesser number of shares determined by Aerogen's Board of Directors.

PROPOSAL 3
APPROVAL OF 2000 EQUITY INCENTIVE PLAN, AS AMENDED

        In August 2000, the Board adopted and the stockholders subsequently approved, the Company's 2000 Equity Incentive Plan ("Incentive Plan"). There are 571,958 shares of the Company's common stock authorized for issuance under the Incentive Plan (the "Reserved Shares"). As of the date of each annual stockholder meeting, beginning with the annual stockholder meeting held in 2001, and continuing through and including the annual stockholder meeting to be held in 2010, the number of shares in this reserve has been and will automatically be increased under the automatic increase provision of the Incentive Plan. Subsequent to the 5 to 1 reverse stock split approved by the Board in October 2003, this provision calls for an automatic increase in the number of Reserved Shares under the Incentive Plan by the least of (i) 400,000 shares, (ii) 4.5% of the outstanding common stock of the Company on a fully-diluted basis or (iii) a lesser number as determined by the Company's Board. There was no automatic increase in the number of Reserved Shares at the 2003 annual meeting of stockholders. If stock awards granted under the Incentive Plan expire, are repurchased or otherwise terminate without being exercised in full, the shares of common stock not acquired, or repurchased will again become available for issuance under the Incentive Plan. As of March 25, 2004, options (net of canceled or expired awards) representing an aggregate of 254,499 shares of the Company's common stock had been granted under the Incentive Plan. Only 317,176 shares of common stock remain available for future grant under the Incentive Plan not counting any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of awards or the reacquisition by the Company of issued shares. At the Annual Meeting of Stockholders on May 10, 2004, the number of shares reserved under the Incentive Plan is expected to automatically increase by 400,000 shares.

        In March 2004, the Board approved an amendment to the Incentive Plan, subject to stockholder approval, to increase the total number of shares of the Company's common stock authorized for issuance under the Incentive Plan by an additional 4,515,309 shares, so that after the 400,000 share automatic increase described above, the total share reserve under the Incentive Plan will be 5,486,984 shares, approximately 15% of the Company's fully-diluted common stock and common stock equivalents, assuming full exercise of all outstanding warrants and full issuance of all shares reserved under the Incentive Plan.

        In addition, the Board approved an amendment to the Incentive Plan, subject to stockholder approval, to provide that the maximum amount of the automatic annual share reserve increase will be 2,500,000 shares. As a result of this amendment, as of the date of each annual stockholder meeting beginning in 2005 through and including the annual stockholder meeting to be held in 2010, the number of shares reserved for issuance under the Incentive Plan will automatically increase by the least of (i) 2,500,000 shares, (ii) 4.5% of the outstanding common stock of the Company on a fully diluted basis, or (iii) a lesser number as determined by the Company's Board of Directors.

        The Board adopted these amendments to ensure that the Company can grant stock options to officers, directors and key employees at levels determined appropriate by the Board. During the last fiscal year, the Company did not grant any options under the Incentive Plan because the plan had not been qualified with the California Department of Corporations. However, to retain its key people and further the interests of stockholders of the Company, the Board believes it is crucial to have the capability of granting stock options at levels that are competitive in the marketplace. In addition, the Board believes that the proposed increase to the Reserved Shares under the Incentive Plan is crucial because the Company's Non-Employee Directors' Plan was terminated in April 2004 and, going forward, the Board will grant options to non-employee directors, in addition to employees and officers, under the Incentive Plan. If approved, this Proposal would result in an a current aggregate reserve under the Company's equity compensation plans of approximately 15% of the fully-diluted Common Stock equivalents, which, together with the provision for an automatic annual increase, the Board believes would be sufficient to meet its objectives in retaining and attracting key employees, officers and directors for the foreseeable future.

        Stockholders are requested in this Proposal 3 to approve the Incentive Plan, as amended. The affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

        The essential features of the Incentive Plan are outlined below:

General

        The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock purchase awards. Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Tax Information" for a discussion of the tax treatment of options.

Purpose

        The Board adopted the Incentive Plan to provide a means by which selected employees (including officers), directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such person, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 64 current employees, directors and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan.

Administration

        The Incentive Plan is administered by our Board. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom, and the dates on which, awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

        The Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board may abolish such committee at any time and revest in the Board the administration of the Incentive Plan. The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to the Compensation Committee as well as to the Board itself.

        The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Incentive Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m) of the Code. This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current or former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than director) and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m) of the Code. The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

Eligibility

        Incentive stock options may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates. Nonstatutory stock options, stock bonuses and restricted stock purchase awards may be granted to employees (including officers), or directors or consultants of the Company.

        No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of the Company's common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000. No employee may be granted options under the Incentive Plan covering more than 1,000,000 shares of the Company's common stock during any calendar year.

Stock Subject to the Incentive Plan

        Assuming adoption of this Proposal, an aggregate of 5,486,984 shares of the Company's common stock would be authorized for issuance under the Incentive Plan immediately following the 2004 Annual Meeting of Stockholders, and as of the date of each subsequent annual stockholder meeting, continuing through and including the annual stockholder meeting to be held in 2010, the number of shares in this reserve will automatically be increased by the least of (i) 2,500,000 shares, (ii) 4.5% of the outstanding common stock of the Company on a fully-diluted basis on the date of such stockholder meeting or (iii) a lesser number as determined by the Company's Board. If options granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of the Company's common stock not acquired pursuant to such options again become available for issuance under the Incentive Plan. If any common stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Incentive Plan, the stock repurchased by the Company under such repurchase option shall revert to and again become available for issuance under the Incentive Plan (other than pursuant to incentive stock options).

Term of Options

        The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment.    The exercise price of incentive stock options under the Incentive Plan are determined by the Company's Board; provided, however that the exercise price for an incentive stock option under the Incentive Plan may not be less than the fair market value of the Company's common stock on the date of grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Incentive Plan may not be less than 85% of the fair market value of the Company's common stock on the date of grant. At March 31, 2004, the closing price of the Company's common stock as reported on the NASDAQ Small Cap Market was $3.62 per share.

        The exercise price of options granted under the Incentive Plan must be paid either (i) in cash at the time the option is exercised or (ii) at the discretion of the Board at the time of grant of the option (a) by delivery of other shares of the Company's common stock, (b) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

        Option Exercise.    Options granted under the Incentive Plan may become exercisable ("vest") in cumulative increments as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest at the rate of 1/4th of the shares one year after the vesting commencement date and 1/48th of the shares monthly thereafter over the next three years during the participant's employment by the Company or an affiliate (collectively, "service"). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of the Company or by a combination of these means.

        Term.    The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within such time specified in the Option Agreement (if any), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

        The option term generally is extended in the event that exercise of the option within these periods is prohibited. A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

Terms of Stock Bonuses and Purchases of Restricted Stock

        Payment.    The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than 85% of the fair market value of the Company's common stock on the date of purchase. The Board may award stock bonuses in consideration of past services without a purchase payment.

        The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time of purchase or at the discretion of the Board, (i) by delivery of other common stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

        Vesting.    Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option or forfeiture right in favor of the Company in accordance with a vesting schedule as determined by the Board.

        Restrictions on Transfer.    Rights under a stock bonus or restricted stock bonus agreement may not be transferred except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Restrictions on Transfer

        The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Adjustment Provisions

        Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Incentive Plan, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Events

        In the event of (i) the sale, lease, or other disposition of all or substantially all of the assets of the Company, (ii) the sale or other disposition of all or substantially all of the outstanding securities of the Company, or (iii) certain specified types of merger, consolidation or similar transactions (collectively, "corporate transaction"), any surviving or acquiring corporation may assume awards outstanding under the Incentive Plan or may substitute similar awards. If any surviving or acquiring corporation does not assume such awards or to substitute similar awards, then with respect to awards held by participants whose service with the Company or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full and the awards will terminate if not exercised (if applicable) at or prior to such effective date.

Duration, Amendment and Termination

        The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on August 23, 2010.

        The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board to the extent such approval is necessary to satisfy the requirements of applicable law or regulation. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

        Incentive Stock Options.    Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

        If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

        Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.    Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences.

        There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

        Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

Benefits Under 2000 Equity Incentive Plan

        The following table presents certain information with respect to all options granted under the Incentive Plan as of March 25, 2004 to (i) the Company's Chief Executive Officer and its four other most highly compensated executive officers at December 31, 2003 (the "Named Executive Officers"), (ii) all executive officers as a group, (iii) all non-executive officer employees as a group and (iv) all non-employee directors as a group.

BENEFITS UNDER AMENDED PLAN

2000 Equity Incentive Plan

Name and Position(1)	Number of Shares Underlying Options Granted
Dr. Jane E. Shaw, Ph.D., CEO	0
John E. Ross, SVP of Worldwide Operations	40,500
Robert S. Fishman, M.D.	17,967
Nancy Isaac, VP, Regulatory Affairs and Quality	22,400
Robert S. Breuil, Chief Financial Officer, VP Corporate Development	36,500
All Executive Officers as a Group	145,267
All Non-Executive Officer Employees as a Group	97,315
All Non-Employee Directors as a Group	0

PROPOSAL 4
APPROVAL OF 2000 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

        In August 2000, the Board adopted, and the stockholders subsequently approved, the Company's 2000 Employee Stock Purchase Plan ("Purchase Plan"). There are 20,219 shares of common stock reserved for issuance under the Purchase Plan (the "Reserved Shares"). As of the date of each annual stockholders meeting, beginning on the date of the annual stockholders meeting in 2001, the number of Reserved Shares has been and will be increased automatically under the automatic increase provision of the Purchase Plan. Subsequent to the 5 to 1 reverse stock split approved by the Board in October 2003 this provision calls for an automatic increase in the number of Reserved Shares under the Purchase Plan by the least of (i) 1% of the Company's outstanding shares on a fully-diluted basis, (ii) 50,000 shares, or (iii) such other number of shares as determined by the Company's Board. There was no automatic increase in the number of Reserved Shares at the 2003 annual meeting of stockholders. At the Annual Meeting of Stockholders on May 10, 2004, the number of shares reserved under the Purchase Plan is expected to automatically increase by 50,000 shares. During 2003, shares of common stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: all current executive officers as a group 12,737 shares at $0.895, and all employees (excluding executive officers) as a group 12,253 shares at $0.895.

        In March 2004, the Board approved an amendment to the Purchase Plan, subject to stockholder approval, to increase the total number of shares of the Company's common stock authorized for issuance under the Purchase Plan by an additional 1,589,752 shares, so that after the automatic increase described above, the total share reserve under the Purchase Plan will be 1,659,971 shares, or approximately 4.5 percent of the Company's fully diluted common stock and common stock equivalents, assuming full exercise of all outstanding warrants and full issuance of all shares reserved under the Purchase Plan.

        In addition, the Board approved an amendment to the Purchase Plan, subject to stockholder approval, to provide that the maximum amount of the automatic annual share reserve increase will be 400,000 shares. As a result of this amendment, as of the date of each annual stockholder meeting beginning in 2005 through and including the annual stockholder meeting to be held in 2010, the number of shares reserved for issuance under the Purchase Plan will automatically increase by the least of (i) 400,000 shares, (ii) 1% of the outstanding common stock of the Company on a fully-diluted basis, or (iii) a lesser number as determined by the Company's Board of Directors.

        As of March 25, 2004 an aggregate of 112,438 shares of the Company's common stock had been granted under the Purchase Plan. Only 68,570 shares of common stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future grant under the Purchase Plan.

        Stockholders are requested in this Proposal 4 to approve the amendment to the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

        The essential features of the Purchase Plan are outlined below:

Purpose

        The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase common stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 43 of the approximately 59 employees of the Company are eligible to participate in the Purchase Plan.

        The rights to purchase common stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

Administration

        The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase common stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

        The Board has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee and to the Board itself.

Stock Subject to Purchase Plan

        Assuming the adoption of this Proposal, an aggregate of 1,659,971 shares of common stock would be reserved for issuance under the Purchase Plan, and as of the date of each annual stockholders meeting beginning in 2005, the number of Reserved Shares will be increased automatically by the least of (i) 1% of the Company's outstanding shares on a fully-diluted basis on the date of such stockholders meeting, (ii) 400,000 shares, or (iii) such other number of shares as determined by the Company's Board. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for issuance under the Purchase Plan.

Offerings

        The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. The maximum length for an offering under the Purchase Plan is 27 months.

Eligibility

        Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering. Officers of the Company who are "highly compensated" as defined in the Code may not be eligible to participate in the offerings.

        However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its parent and subsidiary corporations in any calendar year.

Participation in the Plan

        Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such "Employee's Earnings" (as defined by the Board in each offering).

Purchase Price

        The purchase price per share at which shares of common stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of common stock on first day of the offering or (ii) 85% of the fair market value of a share of common stock on the last day of the "Purchase Date," as determined by the Board.

Payment of Purchase Price; Payroll Deductions

        The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the Board provides in the offering. A participant may increase or begin such payroll deductions after the beginning of the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may make additional payments into such account.

Purchase of Stock

        By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of common stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering at the applicable price. See "Withdrawal" below.

Withdrawal

        While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering.

        Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Eligibility

        Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

        Rights granted under the Purchase Plan are not transferable otherwise than by will or the laws of descent and shall be exercised only by the person to whom such rights are granted during his or her lifetime.

Adjustment Provisions

        Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be appropriately adjusted in the type(s), class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such purchase rights.

Effect of Certain Corporate Transactions

        In the event of (i) a dissolution, liquidation, sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) the sale or other disposition of all or substantially all of the outstanding securities of the Company, or (iii) certain specified types of merger, consolidation or similar transactions (collectively, "corporate transaction"), any surviving or acquiring corporation may continue or assume rights outstanding under the Purchase Plan or may substitute similar rights. If any surviving or acquiring corporation does not assume such rights or substitute similar rights, then, in the Board's discretion, the participants' accumulated payroll deductions will be used to purchase shares of common stock immediately prior to the corporate transaction under the ongoing offering and the participants' rights under the ongoing offering will terminate immediately after such purchase.

Duration, Amendment and Termination

        The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will terminate on August 24, 2020.

        The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment is necessary for the Purchase Plan to satisfy Sections 423 of the Code or other applicable laws and regulations.

        Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Federal Income Tax Information

        Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

        A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

        If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

        There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

PROPOSAL 5
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since its inception in 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Auditors' Fees

        The following table presents fees for pofessional services rendered by PricewaterhouseCoopers, LLP for the audit of the Company's financial statements for fiscal 2003 and 2002 and fees for tax services rendered by PricewaterhouseCoopers, LLP for fiscal 2003 and 2002.

	Fiscal Year Ended (in thousands)
	2003	2002
Audit Fees(1)	$159,933	$144,298
Tax Fees(2)	$21,407	$18,175
Total Fees	$181,340	$162,473

        All fees described above were approved by the Audit Committee.

        (1)   Audit Fees—These are fees for professional services rendered by PricewaterhouseCoopers, LLP for the audit of the Company's annual financial statements and review of the financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

        (2)   Tax Fees—These are fees for professional services performed by PricewaterhouseCoopers, LLP with respect to tax compliance and tax advice.

Pre-Approval Policies and Procedures.

        The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, PricewaterhouseCoopers LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

        The Audit Committee has determined that the rendering of the services other than audit services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant's independence.

        The Audit Committee has determined that the rendering of its non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the accountants' independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of the Company's Common Stock and Series A-1 Preferred Stock as of March 24, 2004, except as otherwise noted, (i) by each person, entity or "group" of persons or entities known by the Company to be beneficial owners of more than 5% of the Company's Common Stock, (ii) by each director, and each of the Named Executive Officers listed in the Summary Compensation Table, and (iii) by all executive officers and directors as a group. Percentage ownership is based on 4,780,195 shares of Common Stock and 499,981 shares of Series A-1 Preferred outstanding on March 24, 2004, together with options or warrants for that stockholder that are currently exercisable or exercisable within 60 days of March 24, 2004. Except as described below, each person has sole voting and investment power with respect to the Common Stock described in the table. Unless otherwise indicated, the address of each of the individuals named below is: c/o Aerogen, Inc., 2071 Stierlin Court, Suite 100, Mountain View, California 94043.

Beneficial Ownership	Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Total(2)	Number of Shares of Series A-1 Preferred Beneficially Owned	Percent of Preferred Stock Total	Common Stock and Preferred Stock Combined Voting Power %(3)
5% Holders
SF Capital Partners, Ltd.(4) c/o Staro Asset Management, LLC 3600 South Lake Drive St. Francis, WI 53235	523,750	9.999%	15,292	3.1%	7.1%
Entities Affiliated with U.S. Venture Partners(5) 2735 Sand Hill Road Menlo Park, CA 94025	387,228	8.1%	—	—	4.0%
Evan Sturza(6) 156 West 56th Street, 16th Floor New York, NY 10019	323,060	6.8%	—	—	3.3%
Entities Affiliated with Interwest Partners(7) 3000 Sand Hill Road Building 3, Suite 255 Menlo Park, CA 94025	252,909	5.3%	—	—	2.6%
Entities Affiliated with OrbiMed Advisors, LLC(8) 767 Third Avenue, 30th Floor New York, NY 10017	330,100	4.99%	91,751	18.4%	9.4%
Entities Affiliated with Xmark Asset Management, LLC(9) 152 West 57th, 21st Floor New York, NY 10019	315,590	4.99%	77,225	15.5%	7.9%
Entities Affiliated with HealthCap(10) c/o HealthCap IV, GP SA 18 Avenue d'Ouchy 1006 Lausanne Switzerland	314,820	4.99%	76,459	15.3%	7.8%
Perceptive Life Sciences Master Fund, LLC(11) c/o Perspective Advisors, LLC 5437 Connecticut Avenue NW, Suite 100 Washington, DC 20015	299,550	4.99%	61,169	12.2%	6.3%
Entities Affiliated with North Sound Capital, LLC(12) 53 Forest Avenue, Suite 202 Old Greenwich, CT 06870	284,290	4.99%	45,876	9.2%	4.7%
Entities Affiliated with Pequot Capital Management, Inc.(13) 500 Nyala Farm Rd. Westport, CT 06880	269,050	4.99%	30,599	6.1%	3.1%

SDS Capital Group SPC, Ltd.(14) c/o SDS Capital Group 53 Forest Avenue, Suite 203 Old Greenwich, CT 06870	261,450	4.99%	22,938	4.6%	2.3%
Bay Star Capital II, L.P.(15) c/o Bay Star Capital Management, LLC 80 E. Sir Francis Drake, Suite 2B Larkspur, CA 94939	261,450	4.99%	22,938	4.6%	2.3%
Entities Affiliated with Ursus Capital(16) 156 West 56th Street, 16th Floor New York, NY 10019	253,850	4.99%	15,367	3.1%	1.6%
Entities Affiliated with ProMed Management, Inc.(17) 125 Cambridgepark Drive Cambridge, MA 02140	252,250	4.99%	13,762	2.8%	1.4%
Porter Partners, LP(18) c/o Porter Capital Management 300 Drakes Landing Rd., Suite 175 Greenbrae, CA 94904	122,330	4.9%	12,233	2.5%	1.3%
Directors and Executive Officers:
Jane E. Shaw, Ph.D.(19)	406,532	8.0%	—	—	1.1%
Philip M. Young(20)	393,948	8.2%	—	—	4.0%
Yehuda lvri(21)	217,233	4.2%	—	—	2.2%
John S. Power(22)	91,417	1.9%	—	—	*
Thomas R. Baruch(23)	22,034	*	—	—	*
Jean-Jacques Bienaimé(24)	5,620	*	—	—	*
Robert S. Breuil(25)	30,118	*	—	—	*
Bernard Collins(26)	5,255	*	—	—	*
Robert S. Fishman(27)	29,903	*	—	—	*
Phyllis I. Gardner, M.D.(28)	5,666	*	—	—	*
Nancy Isaac, J.D.(29)	9,817	*	—	—	*
John E. Ross(30)	27,500	*	—	—	*
All executive officers and directors as a group (12 persons)(31)	1,245,043	26.0%

*
Percentages are not shown if holdings total less than 1% of total outstanding shares.

(1)
Includes outstanding stock options that will be vested on or before March 24, 2004, to purchase shares of the Company's Common Stock, as described in the footnotes below.

(2)
The conversion of Series A-1 Preferred into Common Stock is limited so that no share may be converted that would cause the holder of such share (or such stockholder's affiliates) to beneficially own more than 4.99% of the Company's then-outstanding Common Stock, provided that such stockholder may waive the provision upon 61 days' written notice to the Company.

(3)
Includes only outstanding Common Stock and Series A-1 Preferred Stock on an as-converted basis. Does not include options, warrants or other convertible securities.

(4)
Includes (i) 542,875 shares of common stock; (ii) 304,878 shares issuable upon the conversion of a debenture that is or will be convertible within 60 days of March 24, 2004; (iii) 152,920 shares of common stock issuable upon the conversion of Preferred Stock which are or will be convertible within 60 days of March 24, 2004; and (iv) 576,787 shares issuable upon exercise of warrants that are or will be exercisable within 60 days of March 24, 2004, for a total of 1,577,460 shares which would, in aggregate, represent 27.9% of the Company's outstanding common stock. However, the terms of such debentures and warrants preclude the holders thereof from converting or exercising (as applicable) its debenture or warrant to the extent that such conversion or exercise, would result in such holder and its affiliates beneficially owning in excess of 9.999% of the Company's outstanding Common Stock following such conversion or exercise and the terms of such Preferred Stock preclude the holders thereof from converting if such conversion would result in such holder and its affiliates beneficially owning in excess of 4.99% of the Company's outstanding Common Stock following such conversion.

(5)
Information is as provided by the holder in its Schedule 13G filed with the SEC on February 13, 2003 and confirmed by written communication to the Company on March 4, 2003. Includes 334,952 shares held by U.S. Venture Partners IV, L.P., 40,658 shares held by Second Ventures II, L.P. and 11,616 shares held by USVP Entrepreneur Partners II, L.P. (collectively, the "USVP Entities"). Presidio Management Group IV, L.P. is the general partner of the USVP Entities. Philip M. Young, a director of Aerogen, is a general partner of Presidio Management Group IV, L.P. and shares voting and dispositive power with respect to these shares. Mr. Young disclaims beneficial ownership of the shares held by the USVP Entities within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934.

(6)
Information is as provided by the holder in his Schedule 13G/A filed with the SEC on February 12, 2004 Evan Sturza is the owner of two separate entities that are exempt from registration under the Investment Advisors Act of 1940 and provide investment management services to two privately owned entities exempt from registration under the Investment Company Act of 1940. Each of the entities, which have different beneficial owners, hold less than five percent of the common stock of the Company, but the aggregate holdings of the two entities exceed five percent of the common stock of the Company. Therefore, for the purposes of Rule 13d-3 of the Securities Exchange Act of 1934, Evan Sturza may be deemed to be the beneficial owner of the common stock of the Issuer held by the separate entities. Evan Sturza disclaims beneficial ownership of such shares common stock.

(7)
Information is as provided by the holder in its Schedule 13G/A filed with the SEC on February 5, 2004. Includes 7,497 shares held by Interwest Investors VI, LP and 245,412 shares held by Interwest Partners VI, LP. The voting and dispositive power with respect to these shares is shared by the managing directors of Interwest Management Partners VI LLC (Harvey B. Cash, Alan W. Crites, Philip T. Gianos, W. Scott Hedrick, W. Stephen Holmes, Robert R. Momsen and Arnold L. Oronsky) and the venture member of Interwest Management Partners VI LLC (Gilbert H. Kliman).

(8)
Includes (i) 98,630 shares issuable upon the conversion of Preferred Stock held by Winchester Global Trust Company Limited as Trustee for Caduceus Capital Trust; (ii) 229,380 shares issuable upon the conversion of Preferred Stock held by Cadeceus Capital II, LP; (iii) 229,380 shares issuable upon the conversion of Preferred Stock held by UBS Eucalyptus Fund, LLC; (iv) 27,520 shares issuable upon the conversion of Preferred Stock held by PW Eucalyptus Fund, Ltd; (v) 298,200 shares issuable upon the conversion of Preferred Stock held by Finsbury Worldwide Pharmaceutical Trust; (vi) 34,400 shares issuable upon the conversion of Preferred Stock held by HFC SHC Aggressive, that are or will be convertible within 60 days of March 24, 2004; (vii) 98,630 shares issuable upon the exercise of a warrant held by Winchester Global Trust Company Limited as Trustee for Caduceus Capital Trust; (viii) 229,380 shares issuable upon the exercise of a warrant held by Cadeceus Capital II, LP; (ix) 229,380 shares issuable upon the exercise of a warrant held by UBS Eucalyptus Fund, LLC; (x) 27,520 shares issuable upon the exercise of a warrant held by PW Eucalyptus Fund, Ltd; (xi) 298,200 shares issuable upon the exercise of a warrant held by Finsbury Worldwide Pharmaceutical Trust; (xii) and 34,400 shares issuable upon the exercise of a warrant held by HFC SHC Aggressive, that are or will be exercisable within 60 days of March 24, 2004, for a total of 1,835,020 shares which would, in aggregate, represent 27.7% of the Company's outstanding Common Stock. However, the terms of such Preferred Stock and warrants preclude the holders thereof from converting or exercising (as applicable) its Preferred Stock or warrants (as applicable) if such conversion or exercise (as applicable) would result in such holder and its affiliates beneficially owning in excess of 4.99% of the Company's outstanding Common Stock following such conversion or exercise (as applicable).

(9)
Includes (i) 339,600 shares issuable upon the conversion of Preferred Stock held by Xmark Fund, LP; (ii) 425,010 shares issuable upon the conversion of Preferred Stock held by Xmark Fund, Ltd.; (iii) 7,640 shares issuable upon the conversion of Preferred Stock held by TNC Partners II, LLC that are or will be convertible within 60 days of March 24, 2004; (iv) 339,600 shares issuable upon the exercise of a warrant held by Xmark Fund, LP; (v) 425,010 shares issuable upon the exercise of a warrant held by Xmark Fund, Ltd.; and (v) 7,640 shares issuable upon the exercise of a warrant held by TNC Partners II, LLC, that are or will be exercisable within 60 days of March 24, 2004, for a total of 1,544,500 shares which would, in aggregate, represent 24.4% of the Company's outstanding Common Stock. However, the terms of such Preferred Stock and warrants preclude the holders thereof from converting or exercising (as applicable) its Preferred Stock or warrants (as applicable) if such conversion or exercise (as applicable) would result in such holder and its affiliates beneficially owning in excess of 4.99% of the Company's outstanding Common Stock following such conversion or exercise (as applicable).

(10)
Includes (i) 239,360 shares issuable upon the conversion of Preferred Stock held by HealthCap IV Bis, LP; (ii) 419,450 shares issuable upon the conversion of Preferred Stock held by HealthCap IV, LP; (iii) 94,320 shares issuable upon the conversion of Preferred Stock held by HealthCap IV KB by HealthCap IV GP AB, its General Partner; (iv) 11,460 shares issuable upon the conversion of Preferred Stock held by OFCO Club IV by Odlander, Fredrikson & Co. that are or will be convertible within 60 days of March 24, 2004; (v) 239,360 shares issuable upon the exercise of a warrant held by HealthCap IV Bis, LP; (vi) 419,450 shares issuable upon the exercise of a warrant held by HealthCap IV, LP; (vii) 94,320 shares issuable upon the exercise of a warrant held by HealthCap IV KB by HealthCap IV GP AB, its General Partner; (viii) and 11,460 shares issuable upon the exercise of a warrant held by OFCO Club IV by Odlander, Fredrikson & Co. that are or will be exercisable within 60 days of March 24, 2004, for a total of 1,529,180 shares which would, in aggregate, represent 24.2% of the Company's outstanding Common Stock. However, the terms of such Preferred Stock and warrants preclude the holders thereof from converting or exercising (as applicable) its Preferred Stock or warrants (as applicable) if such conversion or exercise (as applicable) would result in such holder and its affiliates beneficially owning in excess of 4.99% of the Company's outstanding Common Stock following such conversion or exercise (as applicable).

(11)
Includes 611,690 shares issuable upon the conversion of Preferred Stock which are or will be convertible within 60 days of March 24, 2004 and 611,690 shares issuable upon the exercise of a warrant that is or will be exercisable within 60 days of March 24, 2004, for a total of 1,223,380 shares which would, in aggregate, represent 20.4% of the Company's outstanding Common Stock. However, the terms of such Preferred Stock and warrants preclude the holders thereof from converting or exercising (as applicable) its Preferred Stock or warrants (as applicable) if such conversion or exercise (as applicable) would result in such holder and its affiliates beneficially owning in excess of 4.99% of the Company's outstanding Common Stock following such conversion or exercise (as applicable).

(12)
Includes (i) 13,760 shares issuable upon the conversion of Preferred Stock held by North Sound Legacy Fund, LLC; (ii) 293,610 shares issuable upon the conversion of Preferred Stock held by North Sound Legacy International, Ltd.; (iii) 151,390 shares issuable upon the conversion of Preferred Stock held by North Sound Legacy Institutional Fund, LLC that are or will be convertible within 60 days of March 24, 2004; (iv) 13,760 shares issuable upon the exercise of a warrant held by North Sound Legacy Fund, LLC; (v) 293,610 shares issuable upon the exercise of a warrant held by North Sound Legacy International, Ltd.; and (vi) 151,390 shares issuable upon the exercise of a warrant held by North Sound Legacy Institutional Fund, LLC that are or will be exercisable within 60 days of March 24, 2004, for a total of 917,520 shares which would, in aggregate, represent 16.1% of the Company's outstanding Common Stock. However, the terms of such Preferred Stock and warrants preclude the holders thereof from converting or exercising (as applicable) its Preferred Stock or warrants (as applicable) if such conversion or exercise (as applicable) would result in such holder and its affiliates beneficially owning in excess of 4.99% of the Company's outstanding Common Stock following such conversion or exercise (as applicable).

(13)
Includes (i) 178,920 shares issuable upon the conversion of Preferred Stock held by Pequot Scout Fund, LP; (ii) 83,030 shares issuable upon the conversion of Preferred Stock held by Pequot Navigator Offshore Fund, Inc.; (iii) 44,040 shares issuable upon the conversion of Preferred Stock held by Pequot Navigator Onshore Fund, LP that are or will be convertible within 60 days of March 24, 2004; (iv) 178,920 shares issuable upon the exercise of a warrant held by Pequot Scout Fund, LP; (v) 83,030 shares issuable upon the exercise of a warrant held by Pequot Navigator Offshore Fund, Inc.; and (vi) 44,040 shares issuable upon the exercise of a warrant held by Pequot Navigator Onshore Fund, LP that are or will be exercisable within 60 days of March 24, 2004, for a total of 611,890 shares which would, in aggregate, represent 11.3% of the Company's outstanding Common Stock. However, the terms of such Preferred Stock and warrants preclude the holders thereof from converting or exercising (as applicable) its Preferred Stock or warrants (as applicable) if such conversion or exercise (as applicable) would result in such holder and its affiliates beneficially owning in excess of 4.99% of the Company's outstanding Common Stock following such conversion or exercise (as applicable).

(14)
Includes 229,380 shares issuable upon the conversion of Preferred Stock which are or will be convertible within 60 days of March 24, 2004 and 229,380 shares issuable upon the exercise of a warrant that is or will be exercisable within 60 days of March 24, 2004, for a total of 458,760 shares which would, in aggregate, represent 8.8% of the Company's outstanding Common Stock. However, the terms of such Preferred Stock and warrants preclude the holders thereof from converting or exercising (as applicable) its Preferred Stock or warrants (as applicable) if such conversion or exercise (as applicable) would result in such holder and its affiliates beneficially owning in excess of 4.99% of the Company's outstanding Common Stock following such conversion or exercise (as applicable).

(15)
Includes 229,380 shares issuable upon the conversion of Preferred Stock which are or will be convertible within 60 days of March 24, 2004 and 229,380 shares issuable upon the exercise of a warrant that is or will be exercisable within 60 days of March 24, 2004, for a total of 458,760 shares which would, in aggregate, represent 8.8% of the Company's outstanding Common Stock. However, the terms of such Preferred Stock and warrants preclude the holders thereof from converting or exercising (as applicable) its Preferred Stock or warrants (as applicable) if such conversion or exercise (as applicable) would result in such holder and its affiliates beneficially owning in excess of 4.99% of the Company's outstanding Common Stock following such conversion or exercise (as applicable).

(16)
Includes (i) 82,570 shares issuable upon the conversion of Preferred Stock held by Ursus Capital LP; (ii) 71,100 shares issuable upon the conversion of Preferred Stock held by Ursus Offshore, Ltd. that are or will be convertible within 60 days of March 24, 2004; (iii) 82,570 shares issuable upon the exercise of a warrant held by Ursus Capital, LP; and (iv) 71,100 shares issuable upon the exercise of a warrant held by Ursus Offshore, Ltd. that are or will be exercisable within 60 days of March 24, 2004, for a total of 307,340 shares which would, in aggregate, represent 6.0% of the Company's outstanding Common Stock. However, the terms of such Preferred Stock and warrants preclude the holders thereof from converting or exercising (as applicable) its Preferred Stock or warrants (as applicable) if such conversion or exercise (as applicable) would result in such holder and its affiliates beneficially owning in excess of 4.99% of the Company's outstanding Common Stock following such conversion or exercise (as applicable).

(17)
Includes (i) 102,260 shares issuable upon the conversion of Preferred Stock held by ProMed Partners, LP; (ii) 18,850 shares issuable upon the conversion of Preferred Stock held by ProMed Partners II, LP.; (iii) 16,510 shares issuable upon the conversion of Preferred Stock held by ProMed Offshore Fund, Ltd. that are or will be convertible within 60 days of March 24, 2004; (iv) 102,260 shares issuable upon the exercise of a warrant held by ProMed Partners LP; (v) 18,850 shares issuable upon the exercise of a warrant held by ProMed Partners II, LP.; and (vi) 16,510 shares issuable upon the exercise of a warrant held by ProMed Offshore Fund, Ltd. that are exercisable within 60 days of March 24, 2004, for a total of 275,240 shares which would, in aggregate, represent 5.4% of the Company's outstanding Common Stock. However, the terms of such Preferred Stock and warrants preclude the holders thereof from converting or exercising (as applicable) its Preferred Stock or warrants (as applicable) if such conversion or exercise (as applicable) would result in such holder and its affiliates beneficially owning in excess of 4.99% of the Company's outstanding Common Stock following such conversion or exercise (as applicable).

(18)
Includes 122,330 shares issuable upon the conversion of Preferred Stock that are convertible within 60 days of March 24, 2004 and 122,330 shares issuable upon the exercise of a warrant that is exercisable within 60 days of March 24, 2004, which represents 4.9% of the Company's outstanding Common Stock.

(19)
Includes 49,971 shares issuable upon the exercise of options that are or will be exercisable within 60 days of March 24, 2004, 82,129 shares issuable upon the exercise of a warrant that is or will be exercisable within 60 days of March 24, 2004, 164,258 shares issuable upon the conversion of a debenture that is or will be convertible within 60 days of March 24, 2004, 2,962 shares held by the Carpenter Family Trust, in which Dr. Shaw has an economic interest, and 9,523 shares held by the Carpenter 1983 Irrevocable Trust, in which Dr. Shaw has an economic interest.

(20)
See Note 2 above. Also includes 4,722 shares issuable upon the exercise by Mr. Young of options that are or will be exercisable within 60 days of March 24, 2004.

(21)
Includes 5,500 shares issuable upon the exercise of options that are or will be exercisable within 60 days of March 24, 2004 and 160,000 shares held by the Yehuda & Zipora Ivri Revocable Trust, in which Mr. Ivri has an economic interest.

(22)
Includes 12,733 shares issuable upon the exercise of options that are or will be exercisable within 60 days of March 24, 2004.

(23)
Includes 4,722 shares issuable upon the exercise of options that are or will be exercisable within 60 days of March 24, 2004.

(24)
Includes 5,000 shares issuable upon the exercise of options that are or will be exercisable within 60 days of March 24, 2004.

(25)
Includes 21,917 shares issuable upon the exercise of options that are or will be exercisable within 60 days of March 24, 2004.

(26)
Consists of 2,834 shares issuable upon the exercise of options that are or will be exercisable within 60 days of March 24, 2004.

(27)
Includes 23,998 shares issuable upon the exercise of options that are or will be exercisable within 60 days of March 24, 2004.

(28)
Includes 5,000 shares issuable upon the exercise of options that are or will be exercisable within 60 days of March 24, 2004.

(29)
Consists of 9,817 shares issuable upon the exercise of options that are or will be exercisable within 60 days of March 24, 2004.

(30)
Consists of 27,500 shares issuable upon the exercise of options that are or will be exercisable within 60 days of March 24, 2004.

(31)
Includes shares described in the notes above as applicable to directors and current executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Aerogen's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission ("SEC"). Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of such forms filed with the SEC and written representations that no other reports were required to be filed during the fiscal year ended December 31, 2003, our directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements.

Executive Officers

        The following table provides information concerning our executive officers as of March 24, 2004:

Name	Age	Position
Jane E. Shaw, Ph.D.	65	Chief Executive Officer and Chairman of the Board of Directors
Yehuda Ivri	52	Chief Technical Officer, Director and Founder
Robert S. Breuil	42	Chief Financial Officer, Vice President, Corporate Development
Robert S. Fishman, M.D.	42	Vice President, Scientific Affairs
Nancy Isaac	42	Vice President, Regulatory Affairs and Quality
John S. Power	44	Managing Director Aerogen (Ireland) Limited and Senior Vice President, Sales

        Jane E. Shaw, Ph.D. has served as Chairman of our Board of Directors and as our Chief Executive Officer since 1998. Dr. Shaw was the founder of The Stable Network, a consulting company focusing on improving the productivity and profitability of biopharmaceutical companies, from 1994 to 1998. Dr. Shaw held various scientific and management positions with ALZA Corporation, a pharmaceutical company, from 1970 to 1994, most recently as President and Chief Operating Officer from 1987 to 1994. Dr. Shaw received a B.Sc. and Ph.D. in Physiology from Birmingham University in England. Dr. Shaw serves as a director of Boise Cascade Corporation, an office, wood and paper products company, Intel Corporation, a semiconductor manufacturer, and McKesson Corporation, a healthcare supply management company.

        Yehuda Ivri founded Aerogen in 1991 and has served as a member of our Board of Directors since its inception. Mr. Ivri has served as our Chief Technical Officer since 1996 and previously was our Chief Scientist and Vice President. Mr. Ivri received an M.S. in Mechanical Engineering from the Technion-Israel Institute of Technology.

        Robert S. Breuil, Chief Financial Officer, Vice President Corporate Development, joined Aerogen in April 2002 as Vice President, Corporate Development. In July 2002 Mr. Breuil was appointed Chief Financial Officer. Prior to joining Aerogen, Mr. Breuil spent eight years at ALZA Corporation, where he served in numerous leadership positions including Controller of ALZA Pharmaceuticals and Director of Corporate Planning and Analysis. Prior to joining ALZA, Mr. Breuil served for eight years as a Naval Officer and Aviator. Mr. Breuil received a B.S. in Electrical Engineering at the United States Naval Academy and an M.B.A. from the Stanford Graduate School of Business.

        Robert S. Fishman, M.D. F.C.C.P., Vice President, Scientific Affairs, joined Aerogen in June 1998 as Director of Clinical Operations and was promoted to Vice President of Clinical Operations in 2001. He assumed the expanded role of Vice President of Scientific Affairs in July 2002. Prior to joining Aerogen, Dr. Fishman was Director of Clinical Affairs at Heartport, Inc. where he led the clinical trials, medical monitoring, and clinical training development functions. Prior to Heartport, he was Assistant Professor of Medicine at Stanford University and was Associate Medical Director of the Stanford Lung and Heart-Lung Transplant Program. He received an A.B. in Biology from Harvard University and an M.D. from Stanford University School of Medicine, and completed his fellowship training in pulmonary and critical care medicine at Massachusetts General Hospital. Dr. Fishman continues to teach respiratory physiology at Stanford. He is a Fellow of the American College of Chest Physicians and a member of the American Thoracic Society.

        Nancy Isaac, J.D., M.P.H., Vice President, Regulatory Affairs and Quality, joined Aerogen in July 2002. Prior to joining Aerogen she served as Worldwide Vice President, Regulatory and Quality for BD Biosciences, a business segment of Becton, Dickinson & Company. Ms. Isaac has also held senior regulatory positions at Genzyme Corporation and SYVA. Ms. Isaac received a J.D. from Boston University, a Masters in Public Health from Harvard University, and a Bachelor of Science in Cell and Molecular Biology from San Francisco State University. She is also member of the State Bar of California.

        John Power, Managing Director and Senior Vice President, Sales, has served as Senior Vice President, Sales since August 2002 and as Vice President, European Operations and Managing Director, Aerogen (Ireland) Limited since May 2000. Mr. Power was the founder and Managing Director of Cerus Limited (now Aerogen (Ireland) Limited), from 1998 to 2000. Mr. Power was Engineering Manager in Mechanical Development at Nellcor Puritan Bennett from 1993 to 1997, and an engineering consultant to various companies from 1988 to 1992. Registered with I. Eng. status from UK Engineering Council, Mr. Power holds qualifications in both Computer Mechanical and Production Engineering and an MBA from Oxford Brookes University, Oxford, England.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

        Directors currently receive no cash compensation from Aerogen for their service as members of the Board, or for their attendance at Board or committee meetings. The Company had a 2000 Non-Employee Directors' Stock Option Plan, approved by the stockholders in November 2000, that provided for the automatic grant of options to purchase shares of Common Stock to non-employee directors until it was terminated by the Aerogen Board of Directors in April 2004.

COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE

        The following table sets forth certain information relating to compensation paid or accrued for services in all capacities during the fiscal years indicated with respect to Dr. Jane E. Shaw, the Company's Chairman and Chief Executive Officer, and each of the Company's other four most highly compensated executive officers at December 31, 2003 (the "Named Executive Officers").

Annual Compensation
Name and Principal Positions	Year	Salary(1)		Bonus		Securities Underlying Options	All Other Compensation
Dr. Jane E. Shaw, Ph.D. Chairman and Chief Executive Officer	2003 2002 2001	$ $ $	270,000 271,188 300,000		— — —	— — 25,000	— — —
John E. Ross(2) Senior Vice President Worldwide Operations	2003 2002 2001	$ $ $	240,000 240,774 64,080	$ $	— 25,000 25,000	— 9,000 31,400	— —
Robert S. Fishman, M.D. Vice President, Scientific Affairs	2003 2002 2001	$ $ $	215,000 203,638 178,161		— — —	— 9,000 17,400	— —
Robert S. Breuil(3) Chief Financial Officer Vice President Corporate Development	2003 2002 2001	$ $	210,000 136,125 —		— — —	— 36,500 —	— — —
Nancy Isaac(4) Vice President, Regulatory Affairs and Quality	2003 2002 2001	$ $	205,000 83,637 —		— — —	— 9,000 1,500	— — —

(1)
Amounts shown include compensation earned and received by the Named Executive Officers as well as amounts deferred at the election of such persons under the Company's Tax Deferral Investment Plan.

(2)
Mr. Ross joined the Company in September 2001, and left the Company in March 2004.

(3)
Mr. Breuil joined the Company in April 2002.

(4)
Ms. Isaac joined the Company in August 2002.

FISCAL YEAR 2003 OPTION GRANTS

        The Company did not grant any stock options in 2003 to the Named Executive Officers.

AGGREGATED OPTION EXERCISES IN 2003 AND
FISCAL YEAR END OPTION VALUES

        The following table sets forth, with respect to the Named Executive Officers, certain information relating to options held by such officers on December 31, 2003.

			Number of Securities Underlying Unexercised Options at Year End(l)		Value of Securities Underlying Unexercised Options at Year End(2)
Executives	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Unexercisable	Exercisable
Jane E. Shaw, Ph.D.	—	—	46,666	24,999	0	0
John E. Ross	—	—	25,750	14,750	$2,700	$1,350
Robert S. Fishman, M.D.	—	—	21,948	9,450	$2,700	$1,350
Nancy Isaac	—	—	7,883	14,517	$720	$360
Robert S. Breuil	—	—	18,833	17,667	$2,700	$1,350

(1)
Certain of the options granted before 2001 were exercised under the Company's early exercise program; however, any shares purchased early were subject to repurchase by the Company at the exercise price if the employee's service with the Company terminates. The repurchase right for all such options has lapsed.

(2)
Market value of the Company's Common Stock at fiscal year end based on the closing sales price as reported on the Nasdaq Stock Market on December 31, 2003 ($2.30) minus the exercise price of "in-the-money" options.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

        The Company does not have employment contracts with any of its executives. The Company has an Executive Severance Benefit Plan which provides severance benefits to eligible executive employees selected by the Board. Benefits are paid only upon involuntary termination of employment without cause, or voluntary termination of employment for good reason, within one month prior to or within 13 months following a change in control of the beneficial ownership of the Company. Upon execution of a release of claims, each eligible executive would receive 12 months of salary continuation payable in monthly installments, continued health benefits for 12 months and option vesting acceleration. The vesting of 100% of the executive's unvested options would accelerate immediately prior to the date of termination such that the options would vest in 12 monthly installments beginning on the date of termination. Dr. Jane E. Shaw, Robert S. Breuil, Robert S. Fishman, Nancy Isaac, Yehuda Ivri, and John S. Power are the current participant in the Executive Severance Benefit Plan.

Compensation Committee Interlocks and Insider Participation

        None of Aerogen's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of Aerogen's Board of Directors or Compensation Committee. There are no family relationships among any directors or executive officers of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION1

        The Compensation Committee comprises of three non-employee directors, none of whom has any interlocking or other type of relationship that would call into question his or her independence as a committee member. The members of the Company's Compensation Committee are Jean-Jacques Bienaimé, Phyllis I. Gardner and Philip M. Young. In determining compensation, the Compensation Committee has access, for comparison purposes, to compensation surveys for regional technology-based companies, with which the Company competes in the recruitment of its personnel, and national pharmaceutical and biotechnology compensation information, as well as other executive compensation data and surveys. On issues related to executive compensation, the Compensation Committee consults with the Chief Executive Officer and the Company's director of human resources. The following report of the Committee describes the Company's compensation policies during the fiscal year ended December 31, 2003 as they affected the Company's Chief Executive Officer and other executive officers.

1
The material in this report is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Compensation Policies Affecting Executive Officers

        The Company's compensation policies for executive officers are designed to provide target salaries competitive with those of other regional technology-based companies, in order to recruit and retain qualified executives. To date, the Company has not paid regular or special bonuses to its executives. The Company believes that, historically, its compensation has been at or below the 50th percentile of base salaries paid by regional pharmaceutical and biotechnology companies to officers in general, and to the Chief Executive Officer in particular.

        The Company's compensation policies take into account the Company's performance against objectives during the prior year, and the individual contribution of each officer, against agreed upon objectives, to the Company's performance. In addition, the Company's policies recognize the importance of stock ownership through a stock option program to provide long-term incentives that mirror the equity interests of the Company's stockholders. In determining the salaries of Aerogen's executive officers, the Board and the Compensation Committee have adopted policies intended to (i) attract and retain executives whose skills and abilities are critical to the Company's long term success; (ii) reward executives for long-term strategic management and the enhancement of stockholder value; and (iii) recognize performance compared to performance of executives at similar levels of responsibility in comparable companies. As a result, compensation consists of salary, to provide current levels of competitive compensation, and stock options, to provide longer-term incentives and align the executives' interests with those of the Company's stockholders.

        Compensation to be paid to any individual executive has not been based on any particular mathematical formula. Rather, the Board reviewed the objectives, accomplishments, performance and compensation as a whole for each executive, as well as the recommendations of the Chief Executive Officer, and then made appropriate compensation determinations in the exercise of its business judgment.

Relationship of Corporate Performance to Compensation

        During fiscal year 2003, the Company was focused on raising the necessary funds to move forward the development of its technology and products. In determining compensation, including any stock option grants, the Board and the Compensation Committee consider the performance of the Company as a whole, and the executives individually, in achieving their objectives.

Other Compensation Plans

        The Company has adopted certain broad-based employee benefit plans in which the executive officers may participate on the same basis as other employees who meet eligibility criteria, subject to legal limitations on the benefits that may be made available to highly compensated individuals such as executive officers. During fiscal year 2003, plans were not available to employees because they had not been qualified with the California Department of Corporations. However, direct employee contributions were available under the Company's Tax Deferral Investment Plan, with a small matching contribution by the Company.

Chief Executive Officer's Compensation

        The compensation for Dr. Jane E. Shaw, the Company's Chief Executive Officer, was determined in accordance with the criteria described above. Dr. Shaw's salary was not increased for fiscal years 2002 or 2003. She had received an increase of 25% in fiscal year 2001. In December 2001, the Board granted Dr. Shaw an option to purchase 25,000 shares of Common Stock, exercisable over a 24 month period beginning on January 31, 2004. In setting Dr. Shaw's compensation, the Compensation Committee took into account Dr. Shaw's experience, the scope of her responsibilities and the Board's confidence in Dr. Shaw to lead the Company's continued development. The Compensation Committee believes that Dr. Shaw's compensation for fiscal year 2003 was at the low end of salaries for chief executive officers of technology companies in the San Francisco Bay area. During fiscal year 2003, Dr. Shaw led the Company's efforts in pursuing financing to enable it to progress the Company's technology and product development activities.

Policy on Deductibility of Executive Officer Compensation

        Section 162(m) of the Internal Revenue Code generally places a $1.0 million per person limit on the deduction a publicly held corporation may take for compensation paid to its chief executive officer and its four other highest paid executive officers unless, in general, the compensation is exempt as "performance based." For stock compensation to be "performance based," Section 162(m) requires a limit to be set on the number of options that may be granted to employees subject to the deduction cap. The Board has approved a limit of 1,000,000 as the maximum number of shares as to which options may be granted to any employee, consultant or director under the Company's stock plans in any one year period. These limitations allow gains realized upon exercise of options to qualify as "performance based" and, therefore, to be excluded from compensation subject to the $1.0 million deductibility limit. The Company believes that all of its compensation paid to date meets the requirements for deductibility. The Compensation Committee considers the deductibility limits of Section 162(m) in determining executive compensation.

COMPENSATION COMMITTEE
Jean-Jacques Bienaimé
Phyllis I. Gardner
Philip M. Young

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of Aerogen's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of Aerogen's Board of Directors or Compensation Committee. There are no family relationship among any directors or executive officers of the Company.

PERFORMANCE GRAPH1

        The graph below compares total stockholder returns on the Aerogen Common Stock with the cumulative total stockholder return of the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index. The Nasdaq Composite Index tracks the aggregate price performance of equity securities of companies traded on the Nasdaq Stock Market. The Nasdaq Pharmaceutical Index tracks approximately 280 domestic stocks in the pharmaceutical sector. All values assume reinvestment of the full amount of all dividends.

        The graph below shows the cumulative total stockholder return assuming the investment of $100 on November 10, 2000 (the date of the Company's initial public offering) and the reinvestment of dividends, although dividends have not been declared on the Company's Common Stock, and is based on the returns of the component companies weighted according to their market capitalizations as of the end of each period for which returns are indicated.

        The stockholder return shown on the graph below is not necessarily indicative of future performance and the Company will not make or endorse any predictions as to future stockholder returns.

1
The material in this section is not "soliciting material" and is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

CERTAIN TRANSACTIONS

        Indemnification Agreements.    The Company has indemnification agreements with its directors and officers for the indemnification of and advancement of expenses to these persons to the full extent permitted by Delaware law and the Company's by-laws. The Company intends to execute such agreements with its future directors and officers.

        Transactions with Officers and Directors.    Yehuda Ivri, Aerogen's Founder and Chief Technical Officer, has three notes payable to the Company. On May 6, 1994, the Company received a promissory note for the principal amount of $69,009. The note bore annual interest of 6.43%, became due May 2003, and has been fully repaid. On August 15, 1996, the Company received a promissory note from Mr. Ivri for the principal amount of $200,000. The note originally bore no interest and the entire principal balance was due on the earliest of (i) August 14, 2001, (ii) 90 days after Mr. Ivri's Common Stock was no longer subject to a lock-up agreement with the underwriters of the Company's initial public offering, or (iii) the date Mr. Ivri's service with the Company terminates pursuant to Mr. Ivri's resignation or is terminated by the Company for cause. This note was amended effective December 31, 2001 to provide that (i) interest will accrue on the outstanding principal at a rate of 4.38% per annum beginning January 1, 2002, (ii) principal and interest will be due on the earlier of termination of Mr. Ivri's service with the Company or December 31, 2006, and (iii) Mr. Ivri will pay the Company a portion of the proceeds of certain of his sales of Company Common Stock until his notes to the Company have been paid in full. On July 21, 2000, the Company received a promissory note from Mr. Ivri for the principal amount of $50,000. The note bears interest at the rate of 6.62%, and the principal and interest are due on the earlier of (i) July 21, 2005 or (ii) the date at which Mr. Ivri's service with the Company terminates. These latter two notes are secured by 33,333 shares of Mr. Ivri's Common Stock. On December 31, 2003, the principal and accrued interest outstanding on the loans to Mr. Ivri totaled $280,576.

        In January 2004, the Company entered into loan and securities purchase agreement pursuant to which a secured convertible debenture in the aggregate principal amount of $500,000 and a warrant were issued to the Carpenter Family Trust UA (the "Carpenter Trust"), the trustees of which are Dr. Jane Shaw, Chairman and Chief Executive Officer of the Company, and her husband, Peter Carpenter. The debenture issued to the Carpenter Trust is convertible into 164,258 shares of common stock at a conversion price of $3.04 per share and the warrant issued to the Carpenter Trust is exercisable for up to 82,129 shares of common stock at an exercise price of $3.04 per share.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Aerogen, Inc. stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Aerogen, Inc., Robert S. Breuil, Secretary, 2071 Stierlin Court, Suite 100, Mountain View, CA 94043 (650) 864-7431. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board knows of no other matters that will be presented at the Annual Meeting. If, however, any other matter is properly presented at the Annual Meeting, the proxy solicited hereby will be voted in accordance with the judgment of the proxyholders.

By Order of the Board of Directors,

/s/ Robert S. Breuil
Robert S. Breuil Secretary

Mountain View, California
April 19, 2004

        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2003 is available without charge upon written request to: Secretary, Aerogen, Inc., 2071 Stierlin Court, Suite 100, Mountain View, CA 94043. This proxy statement incorporates by reference Items 7, 7A, 8 and 9 of the Form 10-K which includes important information about the Company and its financial condition that is not included in this proxy statement.

        You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the meeting, you are requested to sign and return the accompanying proxy card as soon as possible in the accompanying postpaid envelope. Your doing so may save Aerogen the expense of a second mailing.

APPENDIX A

Amended and Restated
CHARTER OF THE AUDIT COMMITTEE of the board of
directors of aerogen, inc.
Adopted April 2, 2004

PURPOSE AND POLICY

        The primary purpose of the Audit Committee (the "Committee") shall be to act on behalf of the Company's Board of Directors in fulfilling the Board's oversight responsibilities with respect to the Company's corporate accounting and financial reporting processes, the systems of internal accounting and financial controls and audits of financial statements, the quality and integrity of the Company's financial statements and reports and the qualifications and independence and performance of the firm or firms of certified public accountants engaged as the Company's independent outside auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services (the "Auditors"). The Committee shall also provide oversight assistance in connection with the Company's legal, regulatory and ethical compliance programs as established by management and the Board. The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law.

        The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Committee and the Auditors, concerning the Company's financial management.

COMPOSITION

        The Committee shall consist of at least three members of the Board of Directors. The members of the Committee shall satisfy the independence and financial literacy requirements of The Nasdaq Stock Market ("Nasdaq") applicable to Committee members as in effect from time to time, when and as required by Nasdaq. At least one member shall satisfy the applicable Nasdaq financial sophistication requirements as in effect from time to time.

MEETINGS AND MINUTES

        The Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate. Minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting.

AUTHORITY

        The Committee shall have authority to appoint, determine compensation for, at the expense of the Company, retain and oversee the Auditors as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended, and the rules thereunder and otherwise to fulfill its responsibilities under this charter. The Committee shall have authority to retain and determine compensation for, at the expense of the Company, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses that, as determined by the Committee, are necessary or appropriate in carrying out its duties. The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to require that any of the Company's personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

RESPONSIBILITIES

        The Committee shall oversee the Company's financial reporting process on behalf of the Board, shall have direct responsibility for the appointment, compensation, retention and oversight of the work of the Auditors, who shall report directly and be accountable to the Committee. The Committee's functions and procedures should remain flexible to address changing circumstances most effectively. To implement the Committee's purpose and policy, the Committee shall be charged with the following functions and processes with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities as appropriate under the circumstances:

        1.     Evaluation and Retention of Auditors.    To evaluate the performance of the Auditors, to assess their qualifications and to determine whether to retain or to terminate the existing Auditors or to appoint and engage new auditors for the ensuing year, which retention shall be subject only to ratification by the Company's stockholders.

        2.     Approval of Audit Engagements.    To determine and approve engagements of the Auditors, prior to commencement of such engagements, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid, at the Company's expense, to the Auditors and the negotiation and execution, on behalf of the Company, of the Auditors' engagement letters, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

        3.     Approval of Non-Audit Services.    To determine and approve engagements of the Auditors, prior to commencement of such engagements (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefore, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

        4.     Audit Partner Rotation.    To monitor the rotation of the partners of the Auditors on the Company's audit engagement team as required by applicable laws and rules and to consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms.

        5.     Auditor Conflicts.    At least annually, to receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard No. 1, to consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors' objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

        6.     Former Employees of Auditor.    To consider and, if deemed appropriate, adopt a policy regarding Committee preapproval of employment by the Company of individuals employed or formerly employed by the Auditors and engaged on the Company's account.

        7.     Audited Financial Statement Review.    To review, upon completion of the audit, the financial statements proposed to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission and to recommend whether or not such financial statements should be so included.

        8.     Annual Audit Results.    To discuss with management and the Auditors the results of the annual audit, including the Auditors' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and any adjustments proposed but not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

        9.     Quarterly Results.    To review and discuss with management and the Auditors the results of the Auditors' review of the Company's quarterly financial statements, prior to public disclosure of quarterly financial information, if practicable, or filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q, and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

        10.   Management's Discussion and Analysis.    To review and discuss with management and the Auditors, as appropriate, the Company's disclosures contained under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in its periodic reports to be filed with the Securities and Exchange Commission.

        11.   Press Releases.    To review and discuss with management and the Auditors, as appropriate, earnings press releases, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies, which discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made. The Chair of the Committee may represent the entire Committee for purposes of this discussion.

        12.   Accounting Principles and Policies.    To review and discuss with management and the Auditors, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under GAAP related to material items discussed with management and any other significant reporting issues and judgments.

        13.   Risk Assessment and Management.    To review and discuss with management and the Auditors, as appropriate, the Company's guidelines and policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps taken by management to monitor and control these exposures.

        14.   Management Cooperation with Audit.    To evaluate the cooperation received by the Auditors during their audit examination, including a review with the Auditors of any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management's response, if any.

        15.   Management Letters.    To review and discuss with the Auditors and, if appropriate, management, any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Auditors and management's response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

        16.   National Office Communications.    To review and discuss with the Auditors communications between the audit team and the firm's national office with respect to accounting or auditing issues presented by the engagement.

        17.   Disagreements Between Auditors and Management.    To review and discuss with management and the Auditors any material conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies and to resolve any conflicts or disagreements regarding financial reporting.

        18.   Internal Control Over Financial Reporting.    To confer with management and the Auditors regarding the scope, adequacy and effectiveness of internal control over financial reporting including any special audit steps taken in the event of material control deficiencies.

        19.   Separate Sessions.    Periodically, to meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

        20.   Correspondence with Regulators.    To consider and review with management, the Auditors, outside counsel, as appropriate, and, in the judgment of the Committee, such special counsel, separate accounting firm and other consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

        21.   Complaint Procedures.    To establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        22.   Regulatory and Accounting Initiatives.    To review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company's financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

        23.   Ethical Compliance.    To review the results of management's efforts to monitor compliance with the Company's programs and policies designed to ensure adherence to applicable laws and rules, as well as to its Code of Ethical Conduct, including review and approval of related-party transactions as required by Nasdaq rules.

        24.   Investigations.    To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

        25.   Proxy Report.    To prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

        26.   Annual Charter Review.    To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

        27.   Report to Board.    To report to the Board of Directors with respect to material issues that arise regarding the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance or independence of the Company's Auditors, or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

        28.   General Authority.    To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

        It shall be the responsibility of management to prepare the Company's financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. These functions shall not be the responsibility of the Committee, nor shall it be the Committee's responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP or otherwise comply with applicable laws.

APPENDIX B

AEROGEN, INC.

2000 EQUITY INCENTIVE PLAN
Adopted August 24, 2000
Amended for 3 for 1 Reverse Stock Split September 29, 2000
Approved By Stockholders November 3, 2000
Amended March 25, 2004
Approved by Stockholders May    , 2004
Termination Date: August 23, 2010

1.
PURPOSES.

          (a)   Eligible Stock Award Recipients.    The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

          (b)   Available Stock Awards.    The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

          (c)   General Purpose.    The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.
DEFINITIONS.

          (a)   "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

          (b)   "Board" means the Board of Directors of the Company.

          (c)   "Code" means the Internal Revenue Code of 1986, as amended.

          (d)   "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

          (e)   "Common Stock" means the common stock of the Company.

          (f)    "Company" means AeroGen, Inc., a Delaware corporation.

          (g)   "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

          (h)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an

  Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

          (i)    "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

          (j)    "Director" means a member of the Board of Directors of the Company.

          (k)   "Disability" means the permanent and total disability of a person within the meaning of Section 22 (e)(3) of the Code.

          (l)    "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

          (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

             (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

          (o)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p)   "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

          (q)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (r)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)   "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

          (t)    "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

          (u)   "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

          (v)   "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

          (w)  "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

          (x)   "Plan" means this AeroGen, Inc. 2000 Equity Incentive Plan.

          (y)   "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

          (z)   "Securities Act" means the Securities Act of 1933, as amended.

          (aa) "Stock Award" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

          (bb) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

          (cc) "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.
ADMINISTRATION.

          (a)   Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

          (b)   Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

              (i)  To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

             (ii)  To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

           (iii)  To amend the Plan or a Stock Award as provided in Section 12.

            (iv)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

          (c)   Delegation to Committee.

              (i)  General.    The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

             (ii)  Committee Composition when Common Stock is Publicly Traded.    At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

          (d)   Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.
SHARES SUBJECT TO THE PLAN.

          (a)   Share Reserve.    Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate five million four hundred eighty-seven two hundred sixty-seven (5,487,267) shares of Common Stock.

          (b)   Evergreen Share Reserve Increase.

              (i)  Notwithstanding subsection 4(a) hereof, on the day of each annual meeting of stockholders of the Company (the "Calculation Date") for a period of ten (10) years, commencing with the annual meeting of stockholders in 2005, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by that number of shares equal to the least of (1) four and one-half percent (4 1/2%) of the Diluted Shares Outstanding; (2) two million five hundred thousand (2,500,000) shares of Common Stock; or (3) such lesser number of shares as determined by the Board.

             (ii)  "Diluted Shares Outstanding" shall mean, as of any date, (1) the number of outstanding shares of Common Stock of the Company on such Calculation Date, plus (2) the number of shares of Common Stock issuable upon such Calculation Date assuming the conversion of all outstanding Preferred Stock and convertible notes, plus (3) the additional number of dilutive Common Stock equivalent shares outstanding as the result of any options or warrants outstanding during the fiscal year, calculated using the treasury stock method.

          (c)   Reversion of Shares to the Share Reserve.    If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any shares are repurchased, such repurchased shares shall revert back to and again become available for issuance under the Plan for all Stock Awards other than Incentive Stock Options.

          (d)   Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.
ELIGIBILITY.

          (a)   Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

          (b)   Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

          (c)   Section 162(m) Limitation.    Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than one million (1,000,000) shares of Common Stock during any calendar year.

          (d)   Consultants.

              (i)  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

             (ii)  Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.
OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

          (a)   Term.    Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

          (b)   Exercise Price of an Incentive Stock Option.    Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

          (c)   Exercise Price of a Nonstatutory Stock Option.    The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

          (d)   Consideration.    The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

          In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

          (e)   Transferability of an Incentive Stock Option.    An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

          (f)    Transferability of a Nonstatutory Stock Option.    A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the

  Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

          (g)   Vesting Generally.    The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

          (h)   Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

          (i)    Extension of Termination Date.    An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

          (j)    Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

          (k)   Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

          (l)    Early Exercise.    The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.
PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

          (a)   Stock Bonus Awards.    Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

              (i)  Consideration.    A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

             (ii)  Vesting.    Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share reacquisition option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

           (iii)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

            (iv)  Transferability.    Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

          (b)   Restricted Stock Purchase Awards.    Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

              (i)  Purchase Price.    The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

             (ii)  Consideration.    The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

           (iii)  Vesting.    Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

            (iv)  Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

             (v)  Transferability.    Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8.
COVENANTS OF THE COMPANY.

          (a)   Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

          (b)   Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.
USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.
MISCELLANEOUS.

          (a)   Acceleration of Exercisability and Vesting.    The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

          (b)   Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

          (c)   No Employment or other Service Rights.    Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any

  applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

          (d)   Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

          (e)   Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

          (f)    Withholding Obligations.    To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

11.
ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

          (a)   Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the nature, class(es) and maximum number of securities subject to the Plan pursuant to Section 4 and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the nature, class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

  (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

          (b)   Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

          (c)   Asset Sale, Merger, Consolidation or Reverse Merger.    In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of the members of the Board of Directors has changed; (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of the member of the Board of Directors has changed; (iv) an acquisition by any entity (other than (A) a controlled affiliate of the Company, (B) any employee benefit plan, or related trust, sponsored or maintained by the Company or subsidiary of the Company or other entity controlled by the Company, or (C) any company owned directly or indirectly by stockholders of the Company in substantially the same proportions as their ownership of Common Stock interest of the Company, immediately prior to the occurrence with respect to which the evaluation of the Change in Control is being made) of the beneficial ownership, directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or (v) in the event that the individuals who, as of the date of adoption of the Plan, are members of the Company's Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board of Directors (if the election, or nomination for election by the Company's stockholders, of any new Director is approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new Director shall be considered to be a member of the Incumbent Board in the future), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c) for those outstanding under the Plan). In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

12.
AMENDMENT OF THE PLAN AND STOCK AWARDS.

          (a)   Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

          (b)   Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

          (c)   Contemplated Amendments.    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

          (d)   No Impairment of Rights.    Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

          (e)   Amendment of Stock Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.
TERMINATION OR SUSPENSION OF THE PLAN.

          (a)   Plan Term.    The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

          (b)   No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.
EFFECTIVE DATE OF PLAN.

        The Plan shall become effective upon the effective date of the initial public offering of the Company's Common Stock, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.
CHOICE OF LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

APPENDIX C

AEROGEN, INC.
2000 EMPLOYEE STOCK PURCHASE PLAN
ADOPTED BY BOARD OF DIRECTORS AUGUST 24, 2000
AMENDED FOR 3 FOR 1 REVERSE STOCK SPLIT SEPTEMBER 29, 2000
APPROVED BY STOCKHOLDERS NOVEMBER 3, 2000
AMENDED MARCH 25, 2004
APPROVED BY STOCKHOLDERS MAY    , 2004
TERMINATION DATE: AUGUST 24, 2020

        1.     PURPOSE.

          (a)   The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.

          (b)   The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

          (c)   The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

        2.     DEFINITIONS.

          (a)   "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

          (b)   "Board" means the Board of Directors of the Company.

          (c)   "Code" means the United States Internal Revenue Code of 1986, as amended.

          (d)   "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

          (e)   "Common Stock" means the common stock of the Company.

          (f)    "Company" means AeroGen, Inc., a Delaware corporation.

          (g)   "Director" means a member of the Board.

          (h)   "Eligible Employee" means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.

          (i)    "Employee" means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director's fee shall be sufficient to constitute "employment" by the Company or the Affiliate.

          (j)    "Employee Stock Purchase Plan" means a plan that grants rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

          (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l)    "Fair Market Value" means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then, except as otherwise provided in the Offering, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the trading day prior to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (m)  "Offering" means the grant of Rights to purchase Shares under the Plan to Eligible Employees.

          (n)   "Offering Date" means a date selected by the Board for an Offering to commence.

          (o)   "Participant" means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.

          (p)   "Plan" means this AeroGen, Inc. 2000 Employee Stock Purchase Plan.

          (q)   "Purchase Date" means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

          (r)   "Right" means an option to purchase Shares granted pursuant to the Plan.

          (s)   "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

          (t)    "Securities Act" means the Securities Act of 1933, as amended.

          (u)   "Share" means a share of the Common Stock of the Company.

        3.     ADMINISTRATION.

          (a)   The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

          (b)   The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

              (i)  To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).

             (ii)  To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

           (iii)  To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (iv)  To amend the Plan as provided in Section 14.

             (v)  Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

            (vi)  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

          (c)   The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more Directors.

        4.     SHARES SUBJECT TO THE PLAN.

          (a)   Subject to the provisions of Section 13 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate one million six hundred fifty-nine thousand nine hundred seventy-one (1,659,971) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.

          (b)   The aggregate number of Shares that may be sold pursuant to Rights granted under the Plan as specified in Section 4(a) hereof automatically shall be increased as follows:

              (i)  Subject to the provisions of Section 13 relating to adjustments upon changes in securities, on the day of each annual meeting of stockholders of the Company (the "Calculation Date") for a period of twenty (20) years, commencing with the annual meeting of stockholders in 2005, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by that number of shares equal to the least of (1) one percent (1%) of the Diluted Shares Outstanding; (2) four hundred thousand (400,000) shares of Common Stock; or (3) such lesser number of shares as determined by the Board.

             (ii)  "Diluted Shares Outstanding" shall mean, as of any date, (1) the number of outstanding shares of Common Stock of the Company on such Calculation Date, plus (2) the number of shares of Common Stock issuable upon such Calculation Date assuming the conversion of all outstanding Preferred Stock and convertible notes, plus (3) the additional number of dilutive Common Stock equivalent shares outstanding as the result of any options or warrants outstanding during the fiscal year, calculated using the treasury stock method.

          (c)   The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.

        5.     GRANT OF RIGHTS; OFFERING.

          (a)   The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

          (b)   If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.

        6.     ELIGIBILITY.

          (a)   Rights may be granted only to Employees of the Company or, as the Board may designated as provided in subsection 3(b), to Employees of an Affiliate. Except as provided in subsection 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.

          (b)   The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

              (i)  the date on which such Right is granted shall be the "Offering Date" of such Right for all purposes, including determination of the exercise price of such Right;

             (ii)  the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and

           (iii)  the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.

          (c)   No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subsection 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.

          (d)   An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee's rights to purchase Shares of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.

          (e)   The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

          (f)    The Board may provide in an Offering that Employees whose customary employment is twenty (20) hours or less per week shall not be eligible to participate.

          (g)   The Board may provide in an Offering that Employees whose customary employment is for not more than five (5) months in any calendar year shall not be eligible to participate.

        7.     RIGHTS; PURCHASE PRICE.

          (a)   On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:

              (i)  with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or

             (ii)  with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

          (b)   The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

          (c)   In connection with each Offering made under the Plan, the Board may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

          (d)   The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:

              (i)  an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Offering Date; or

             (ii)  an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

        8.     PARTICIPATION; WITHDRAWAL; TERMINATION.

          (a)   An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee's Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and deposited with the general funds of the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

          (b)   At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant's interest in that Offering shall be automatically terminated. A Participant's withdrawal from an Offering will have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

          (c)   Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee's employment with the Company or a designated Affiliate for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering. The distribution shall be made from the general funds of the Company, without interest.

          (d)   Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

        9.     EXERCISE.

          (a)   On each Purchase Date specified therefor in the relevant Offering, each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.

          (b)   Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant's account after the purchase of Shares that is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. The distribution shall be made from the general funds of the Company, without interest.

          (c)   No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. The distribution shall be made from the general funds of the Company, without interest.

        10.   COVENANTS OF THE COMPANY.

          (a)   During the terms of the Rights granted under the Plan, the Company shall ensure that the amount of Shares required to satisfy such Rights are available.

          (b)   The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.

        11.   USE OF PROCEEDS FROM SHARES.

        Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.

        12.   RIGHTS AS A STOCKHOLDER.

        A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant's Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.

        13.   ADJUSTMENTS UPON CHANGES IN SECURITIES.

          (a)   If any change is made in the Shares subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the nature, class(es) and maximum number of Shares subject to the Plan pursuant to Section 4, and the outstanding Rights will be appropriately adjusted in the nature, class(es), number of Shares and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)

          (b)   In the event of: (i) a dissolution, liquidation, or sale, lease or other disposition of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (1) any surviving or acquiring corporation shall assume or continue Rights outstanding under the Plan or shall substitute similar rights (including a right to acquire the same consideration paid to stockholders in the transaction described in this subsection 13(b)) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation refuses to assume or continue such Rights or to substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion such Rights may continue in full force and effect or the Participants' accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of Shares under the terms of the Offering) may be used to purchase Shares immediately prior to the transaction described in clause (i)-(iii) above under the ongoing Offering and the Participants' Rights under the ongoing Offering thereafter shall be terminated.

        14.   AMENDMENT OF THE PLAN.

          (a)   The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b-3 under the Exchange Act and any Nasdaq or other securities exchange listing requirements. Currently under the Code, stockholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:

              (i)  Increase the amount of Shares reserved for Rights under the Plan;

             (ii)  Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3; or

           (iii)  Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

          (b)   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.

          (c)   Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

        15.   DESIGNATION OF BENEFICIARY.

          (a)   A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

          (b)   The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        16.   TERMINATION OR SUSPENSION OF THE PLAN.

          (a)   The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the twentieth anniversary of the effective date or at the time that all of the Shares subject to the Plan's reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan whichever is earlier. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

          (b)   Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

        17.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective upon the effective date of the initial public offering the Company's Common Stock, but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the effective date set by the Board.

PROXY

AEROGEN, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 10, 2004

        The undersigned hereby appoints Jane E. Shaw, and Robert S. Breuil, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Aerogen, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 2071 Stierlin Court, Suite 100, Mountain View, CA 94043 on Monday, May 10, 2004 at 2:00 p.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

        Unless a contrary direction is indicated, this Proxy will be voted FOR Proposals 1, 3, 4, 5 and, as more specifically described in the Proxy Statement, FOR all nominees listed in Proposal 2. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1, 3, 4, AND 5

Mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE
FOR	AGAINST	ABSTAIN		FOR	WITHHELD FOR ALL
PROPOSAL 1. To approve the issuance of Series A-1 Preferred Stock and warrants to purchase Common Stock pursuant to a Preferred Stock financing.	☐	☐	☐	PROPOSAL 2. To elect two directors to hold office until the 2007 Annual Meeting of Stockholders.

Nominees:
01 Phyllis I. Gardner, M.D.
02 Philip M. Young

To withhold
authority to vote
for any nominee(s),
write such
nominee(s) name
			below.	☐	☐

	FOR	AGAINST	ABSTAIN
PROPOSAL 3. To amend the Company's 2000 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder.	☐	☐	☐
PROPOSAL 4. To amend the Company's 2000 Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder.	☐	☐	☐
PROPOSAL 5. To ratify selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2004.	☐	☐	☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.
Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 10, 2004 AT 2:00 P.M.
PROXY STATEMENT FOR AN ANNUAL MEETING OF STOCKHOLDERS April 19, 2004
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1 APPROVAL OF THE SECOND CLOSING OF SERIES A-1 PREFERRED STOCK FINANCING
PROPOSAL 2 ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT1
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 3 APPROVAL OF 2000 EQUITY INCENTIVE PLAN, AS AMENDED
BENEFITS UNDER AMENDED PLAN
PROPOSAL 4 APPROVAL OF 2000 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
COMPENSATION OF EXECUTIVE OFFICERS SUMMARY COMPENSATION TABLE
FISCAL YEAR 2003 OPTION GRANTS
AGGREGATED OPTION EXERCISES IN 2003 AND FISCAL YEAR END OPTION VALUES
EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION1
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE GRAPH1
CERTAIN TRANSACTIONS
OTHER MATTERS
APPENDIX A Amended and Restated CHARTER OF THE AUDIT COMMITTEE of the board of directors of aerogen, inc. Adopted April 2, 2004
APPENDIX B
APPENDIX C